   As filed with the U.S. Securities and Exchange Commission on April 26, 2005
                           Registration No. 333-60274
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                        THE SECURITIES ACT OF 1933 [ _ ]
                      POST-EFFECTIVE AMENDMENT NO. 5 [ X ]
                              ------------------
                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                                     and/or


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 30 [ X ]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               JOHN HANCOCK PLACE
                              U.S. PROTECTION LAW
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              ------------------
                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              U.S. PROTECTION LAW
                        JOHN HANCOCK PLACE, BOSTON 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                Foley & Lardner
                              3000 K Street, N.W.
                             Washington, D.C. 20007
                              ------------------
It is proposed that this filing become effective (check appropriate box)

     [ _ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [ X ] on May 1, 2005 pursuant to paragraph (b) of Rule 485
     [ _ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 [ _ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [ _ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2005

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under


                             MAJESTIC VARIABLE COLI

     a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
            JHVLICO and the following variable investment options:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Small Company
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Stock
International Small Cap
International Equity Index
Overseas Equity
American International
International Value
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth

Quantitative All Cap
All Cap Core
Large Cap Growth
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income II
500 Index B
Fundamental Value
Growth & Income
Large Cap
Quantitative Value
American Growth-Income
Equity-Income

American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive 1000
Lifestyle Growth 820
Lifestyle Balanced 640
Lifestyle Moderate 460
Lifestyle Conservative 280
Brandes International Equity
Turner Core Growth
Frontier Capital Appreciation
Business Opportunity Value

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



     o There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 45.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


After this prospectus ends, you will find all applicable state-specific supplements. After the supplements, if any, the prospectuses for the Series Funds begin. See page 15 of this prospectus for a brief description of the Series Funds.

                               TABLE OF CONTENTS




Contents                                                          Beginning on page
SUMMARY OF BENEFITS AND RISKS .............................               5
The Nature of the Policy ..................................               5
Summary of Policy Benefits ................................               5
 Death Benefit ............................................               5
 Surrender of the Policy ..................................               5
 Partial Withdrawals ......................................               5
 Policy Loans .............................................               6
 Optional Benefit Riders ..................................               6
 Investment Options .......................................               6
Summary of Policy Risks ...................................               6
 Lapse Risk ...............................................               6
 Investment Risk ..........................................               6
 Transfer Risk ............................................               6
 Market Timing Risk .......................................               6
 Tax Risks ................................................               7
FEE TABLES ................................................               8
DETAILED INFORMATION ......................................              15
Your Investment Options ...................................              15
Description of JHVLICO ....................................              25
Description of John Hancock Variable Life Account S .......              25
The Fixed Investment Option ...............................              26
Premiums ..................................................              26
 Planned Premiums .........................................              26
 Minimum premium payments .................................              26
 Maximum premium payments .................................              26
 Ways to pay premiums .....................................              26
 Processing premium payments ..............................              27
Lapse and reinstatement ...................................              27
 Guaranteed minimum death benefit feature .................              27
The Death Benefit .........................................              28
 Limitations on payment of death benefit ..................              28
 Basic Sum Insured vs. Additional Sum Insured .............              29
 The minimum insurance amount .............................              29
 Requesting an increase in coverage .......................              29
 Requesting a decrease in coverage ........................              30
 Change of death benefit option ...........................              30
 Effective date of certain policy transactions ............              30
 Tax consequences of coverage changes .....................              30
 Your beneficiary .........................................              30
 Ways in which we pay out policy proceeds .................              30
 Changing a payment option ................................              31
 Tax impact of payment option chosen ......................              31
The Account Value .........................................              31
 Commencement of investment performance ...................              31
 Allocation of future premium payments ....................              31
 Transfers of existing account value ......................              31

Contents                                                                    Beginning on page
Surrenders and Partial Withdrawals ..................................                     32
 Full surrender .....................................................                     32
 Partial withdrawals ................................................                     32
Policy loans ........................................................                     33
 Repayment of policy loans ..........................................                     33
 Effects of policy loans ............................................                     33
Description of Charges at the Policy Level ..........................                     34
 Deductions from premium payments ...................................                     34
 Deductions from account value ......................................                     34
 Additional information about how certain policy charges work .......                     35
 Other charges we could impose in the future ........................                     35
Description of Charges at the Fund Level ............................                     36
Other Policy Benefits, Rights and Limitations .......................                     36
 Optional benefit riders you can add ................................                     36
 Variations in policy terms .........................................                     36
 Procedures for issuance of a policy ................................                     36
 Changes that we can make as to your policy .........................                     37
 The owner of the policy ............................................                     38
 Policy Cancellation Right ..........................................                     38
 Reports that you will receive ......................................                     38
 Assigning your policy ..............................................                     38
 When we pay policy proceeds ........................................                     39
 How you communicate with us ........................................                     39
Distribution of Policies ............................................                     40
 Standard Compensation ..............................................                     41
 Additional Compensation and Revenue Sharing ........................                     41
 Differential Compensation ..........................................                     41
Tax considerations ..................................................                     41
 General ............................................................                     41
 Policy proceeds ....................................................                     42
 Other policy distributions .........................................                     42
 Diversification rules and ownership of the Account .................                     42
 7-pay premium limit ................................................                     43
 Corporate and H.R. 10 plans ........................................                     43
Financial Statements Reference ......................................                     43
Registration statement filed with the SEC ...........................                     44
Independent Registered Public Accounting Firm .......................                     44

                         SUMMARY OF BENEFITS AND RISKS


The Nature of the Policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.


Summary of Policy Benefits


Death Benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   o Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.


Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans plus, if surrender occurs in the first three policy years, a refund of 50% of sales charges deducted from any Target Premiums paid within 365 days prior to the date of surrender. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen,

     o minus all charges we deduct, and

     o minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 33.


Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.


Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.


Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of Policy Risks


Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.


Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.


Market Timing Risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see page 31) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see page 40). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw account value, or transfer account value between investment options.


                                    Transaction Fees
               Charge                                 When Charge is Deducted
 Maximum sales charge                     Upon payment of premium

 Maximum partial withdrawal charge        Upon making a partial withdrawal

 Maximum transfer charge                  Upon each transfer into or out of a variable
                                          investment option beyond an annual limit of
                                          not less than 12



               Charge                                 Amount Deducted
 Maximum sales charge                     10% of Target Premiums paid in policy
                                          years 1-10
                                          7% of Target Premiums paid in policy
                                          year 11 and thereafter
                                          3.5% of any premium paid in excess of
                                          Target Premium in any policy year(1)

 Maximum partial withdrawal charge        $20

 Maximum transfer charge                  $25 (currently $0)(2)


(1) The current charge is 6.5% of Target Premium for policy years 1-10, 3.5% of Target Premium for policy years 11 and thereafter, and 0% of premiums in excess of Target Premium. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.


    Periodic Charges Other Than Fund Operating Expenses
                                          When Charge is
             Charge                          Deducted
 Insurance charge:(1)
  Minimum charge                     Monthly
  Maximum charge                     Monthly
  Charge for representative          Monthly
  insured person
 Issue charge:(2)
  Minimum charge                     Monthly
  Maximum charge                     Monthly
  Charge for representative          Monthly
  insured person
 Maximum administrative              Monthly
 charge(3)
 Guaranteed minimum death            Monthly, starting in
 benefit charge(4)                   policy year 11
 Asset-based risk charge(5)          Monthly
 Maximum policy loan interest        Accrues daily Payable
 rate(6)                             annually



                                                                     Amount Deducted
             Charge                             Guaranteed Rate                              Current Rate
 Insurance charge:(1)
  Minimum charge                     $0.09 per $1,000 of AAR                    $0.00 per $1,000 of AAR
  Maximum charge                     $83.34 per $1,000 of AAR                   $83.34 per $1,000 of AAR
  Charge for representative          $0.38 per $1,000 of AAR                    $0.04 per $1,000 of AAR
  insured person
 Issue charge:(2)
  Minimum charge                     6.6(cent) per $1,000 of Basic Sum          6.6(cent) per $1,000 of Basic Sum
                                     Insured                                    Insured
  Maximum charge                     48.6(cent) per $1,000 of Basic Sum         48.6(cent) per $1,000 of Basic Sum
                                     Insured                                    Insured
  Charge for representative          10.2(cent) per $1,000 of Basic Sum         10.2(cent) per $1,000 of Basic Sum
  insured person                     Insured                                    Insured
 Maximum administrative              $5 plus 6(cent) per $1,000 of Basic        $2.50 plus 6(cent) per $1,000 of
 charge(3)                           Sum Insured at issue                       Basic Sum Insured at issue
 Guaranteed minimum death            2(cent) per $1,000 of Basic Sum            1(cent) per $1,000 of Basic Sum
 benefit charge(4)                   Insured                                    Insured
 Asset-based risk charge(5)          .05% of account value                      .03% of account value in policy
                                                                                years 1-20
                                                                                .01% of account value in policy
                                                                                year 21 and thereafter
 Maximum policy loan interest        4.75%                                      4.75%
 rate(6)


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 20 year old guaranteed issue female standard non-tobacco underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old fully underwritten male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old fully underwritten male standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2) The issue charge is deducted only during the first 10 policy years and varies by the issue age and insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a policy issued to cover a 20 year old guaranteed issue standard non-tobacco underwriting risk. The "maximum" rate shown in the table is for a policy issued to cover an 85 year old fully underwritten substandard tobacco underwriting risk. The "representative insured person" referred to in the table is a 45 year old male fully underwritten standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your JHVLICO representative.

(3) This charge is guaranteed to never exceed $65 in total and is currently capped at $32.50.

(4) This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(6) 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.25% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                                  Rider Charges
                                            When Charge is
                Charge                         Deducted                          Amount Deducted
 Optional Enhanced Cash Value Rider        Upon payment         1% of all premiums paid in the first policy year
                                           of premium

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying an investment account offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
 or service (12b-1) fees, and other expenses                            0.50%          1.62%

     The next table describes the fees and expenses for each class of shares of each portfolio underlying an investment account offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, PIMCO VIT All Asset, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year. In those cases where a portfolio had a Series I class of shares in operation during 2004, the NAV class estimates are based upon the expense ratios of the portfolio's Series I shares for the year ended December 31, 2004 (adjusted to reflect the absence of a Rule 12b-1 fee applicable to the NAV shares). In the case of the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, PIMCO VIT All Asset, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2004.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                Management                            Other              Total
Portfolio                                          Fees           12b-1 Fees        Expenses        Annual Expenses
-----------------------------------------      ------------      ------------      ----------      ----------------
 Science & Technology ...................      1.04%A            N/A               0.07%           1.11%
 Pacific Rim ............................      0.80%             N/A               0.28%           1.08%
 Health Sciences ........................      1.05%A            N/A               0.11%           1.16%
 Emerging Growth ........................      0.80%             N/A               0.07%           0.87%
 Small Cap Growth .......................      1.08%             N/A               0.07%           1.15%
 Emerging Small Company .................      1.00%             N/A               0.06%           1.06%
 Small Cap ..............................      0.85%             N/A               0.07%           0.92%
 Small Cap Index ........................      0.49%             N/A               0.03%           0.52%
 Small Company ..........................      1.05%             N/A               0.57%           1.62%C
 Dynamic Growth .........................      0.95%             N/A               0.07%           1.02%
 Mid Cap Stock ..........................      0.86%             N/A               0.05%           0.91%
 Natural Resources ......................      1.01%             N/A               0.07%           1.08%
 All Cap Growth .........................      0.89%             N/A               0.06%           0.95%
 Strategic Opportunities ................      0.80%             N/A               0.07%           0.87%
 Financial ServicesF ....................      0.88%F            N/A               0.08%           0.96%
 International Opportunities ............      1.00%             N/A               0.20%           1.20%
 International Stock ....................      0.95%             N/A               0.16%           1.11%
 International Small Cap ................      1.00%             N/A               0.19%           1.19%
 International Equity Index B G .........      0.55%             N/A               0.04%           0.59%
 Overseas Equity ........................      1.05%             N/A               0.09%           1.14%

                                                        Management                           Other              Total
Portfolio                                                  Fees          12b-1 Fees        Expenses        Annual Expenses
-------------------------------------------------      -----------      ------------      ----------      ----------------
 American International E .......................      0.54%            0.60%             0.08%           1.22%
 International Value ............................      0.87%D           N/A               0.15%           1.02%
 Quantitative Mid Cap ...........................      0.75%            N/A               0.09%           0.84%
 Mid Cap Index ..................................      0.49%            N/A               0.03%           0.52%
 Mid Cap Core ...................................      0.90%            N/A               0.16%           1.06%
 Global .........................................      0.85%D           N/A               0.15%           1.00%
 Capital Appreciation ...........................      0.85%            N/A               0.07%           0.92%
 American Growth E ..............................      0.35%            0.60%             0.03%           0.98%
 U.S. Global Leaders Growth .....................      0.71%            N/A               0.73%           1.44%C
 Quantitative All Cap ...........................      0.71%            N/A               0.05%           0.76%
 All Cap Core ...................................      0.80%            N/A               0.07%           0.87%
 Large Cap Growth ...............................      0.85%            N/A               0.06%           0.91%
 Total Stock Market Index .......................      0.49%            N/A               0.03%           0.52%
 Blue Chip Growth ...............................      0.82%A           N/A               0.04%           0.86%
 U.S. Large Cap .................................      0.82%            N/A               0.06%           0.88%
 Core Equity ....................................      0.85%            N/A               0.06%           0.91%
 Strategic Value ................................      0.85%            N/A               0.09%           0.94%
 Large Cap Value ................................      0.85%            N/A               0.13%           0.98%
 Classic Value ..................................      0.87%            N/A               0.56%           1.43%C
 Utilities ......................................      0.85%            N/A               0.25%           1.10%
 Real Estate Securities .........................      0.70%            N/A               0.05%           0.75%
 Small Cap Opportunities ........................      1.00%            N/A               0.08%           1.08%
 Small Cap Value ................................      1.08%            N/A               0.08%           1.16%
 Small Company Value ............................      1.04%A           N/A               0.01%           1.05%
 Special Value ..................................      1.00%            N/A               0.28%           1.28%
 Mid Value ......................................      1.01%A           N/A               0.07%           1.08%
 Mid Cap Value ..................................      0.87%            N/A               0.05%           0.92%
 Value ..........................................      0.74%            N/A               0.06%           0.80%
 All Cap Value ..................................      0.84%            N/A               0.06%           0.90%
 Growth & Income II .............................      0.68%            N/A               0.03%           0.71%
 500 Index B G ..................................      0.47%            N/A               0.30%           0.50%
 Fundamental ValueF .............................      0.84%F           N/A               0.05%           0.89%
 Growth & Income ................................      0.65%            N/A               0.04%           0.69%
 Large Cap ......................................      0.85%            N/A               0.15%           1.00%
 Quantitative Value .............................      0.70%            N/A               0.08%           0.78%
 American Growth-Income E .......................      0.29%            0.60%             0.03%           0.92%
 Equity-Income ..................................      0.81%A           N/A               0.05%           0.86%
 American Blue Chip Income and Growth E .........      0.45%            0.60%             0.05%           1.10%
 Income & Value .................................      0.79%            N/A               0.04%           0.83%
 Managed ........................................      0.73%            N/A               0.04%           0.77%
 PIMCO VIT All Asset Portfolio ..................      0.20%            0.45%             0.88%           1.53%I
 Global Allocation ..............................      0.85%            N/A               0.20%           1.05%
 High Yield .....................................      0.68%            N/A               0.07%           0.75%
 U.S. High Yield Bond ...........................      0.75%            N/A               0.21%           0.96%
 Strategic Bond .................................      0.70%            N/A               0.08%           0.78%
 Strategic Income ...............................      0.73%            N/A               0.46%           1.19%
 Global Bond ....................................      0.70%            N/A               0.10%           0.80%
 Investment Quality Bond ........................      0.60%            N/A               0.09%           0.69%
 Total Return ...................................      0.70%            N/A               0.05%           0.75%

                                               Management                           Other              Total
Portfolio                                         Fees          12b-1 Fees        Expenses        Annual Expenses
----------------------------------------      -----------      ------------      ----------      ----------------
 Real Return Bond ......................      0.70%            N/A               0.07%           0.77%
 Bond Index B G ........................      0.47%            N/A               0.03%           0.50%
 Core Bond .............................      0.69%            N/A               0.21%           0.90%
 Active Bond ...........................      0.61%            N/A               0.04%           0.65%
 U.S. Government Securities ............      0.62%            N/A               0.07%           0.69%
 Short-Term Bond .......................      0.58%            N/A               0.05%           0.63%
 Money Market B G ......................      0.49%            N/A               0.04%           0.53%
 Lifestyle Aggressive 1000 .............      0.05%            N/A               1.02%           1.07%
 Lifestyle Growth 820B .................      0.05%            N/A               0.95%           1.00%
 Lifestyle Balanced 640B ...............      0.05%            N/A               0.90%           0.95%
 Lifestyle Moderate 460B ...............      0.05%            N/A               0.87%           0.92%
 Lifestyle Conservative 280B ...........      0.05%            N/A               0.79%           0.84%
 Brandes International Equity ..........      0.70%            N/A               0.22%H          0.92%
 Turner Core Growth ....................      0.45%            N/A               0.21%H          0.66%
 Frontier Capital Appreciation .........      0.90%            N/A               0.19%H          1.09%
 Business Opportunity Value ............      0.65%            N/A               0.62%H          1.27%


A The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology, Health Sciences, the Blue Chip Growth and the Equity-Income portfolios. The waiver is based on the combined assets of these portfolios and the Small Company Value portfolio. Once these combined assets exceed specified amounts, the fee reduction is increased.

The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:


  Science & Technology .........      1.01%
  Health Sciences ..............      1.02%
  Blue Chip Growth .............      0.79%
  Equity-Income ................      0.78%
  Mid Value ....................      0.98%
  Small Company Value ..........      1.01%


B Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust.

"Other Expenses" reflects the expenses of the underlying portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement.

If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                            Other              Total
                                          Expenses        Annual Expenses
                                         ----------      ----------------
  Lifestyle Aggressive 1000 .......        1.01%              1.06%
  Lifestyle Growth 820 ............        0.94%              0.99%
  Lifestyle Balanced 640 ..........        0.89%              0.94%
  Lifestyle Moderate 460 ..........        0.86%              0.91%
  Lifestyle Conservative 280 ......        0.78%              0.83%


This voluntary expense reimbursement may be terminated at any time.

C For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company, U.S. Global Leaders Growth, and Classic Value portfolios, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:


                                                                     Total
                                          Other Expenses        Annual Expenses
                                         ----------------      ----------------
  Small Company ...................           0.49%                 1.54%
  U.S. Global Leaders Growth ......           0.50%                 1.21%
  Classic Value ...................           0.50%                 1.37%


These voluntary expense reimbursements may be terminated at any time.

D Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fee for the Global and International Value portfolios was 0.80% and 0.80%, respectively. These advisory fee waivers may be rescinded at any time.

E Reflects the aggregate annual operating expenses of Series I of each portfolio and its corresponding master fund of the American Fund Insurance Series. In the case of the American Growth, American International, American Blue Income and Growth, and American Growth-Income portfolio, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Income and Growth, and American Growth-Income portfolios) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the advisory fee would be 0.34%, 0.53%, 0.44%, 0.28% and Total Trust Annual Expenses would be 0.97%, 1.21%, 1.09%, and 091%.

F The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below. These advisory fee waivers may be terminated at any time.


                                                                   Between $50 million         Excess Over
Portfolio                                First $50 million*         and $500 million*         $500 million*
----------------------------------      --------------------      ---------------------      --------------
      Financial Services .........             0.85%                     0.80%                   0.75%
      Fundamental Value ..........             0.85%                     0.80%                   0.75%


    * as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:



  Financial Services .........      0.83%
  Fundamental Value ..........      0.79%


G The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table under "Total Annual Expenses." The rates noted in the table for each portfolio reflect a fee waiver (or expense reimbursement) equal to 0.25% of the portfolio's average net assets. A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio`s business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

H For the period ending May 1, 2005 to April 30, 2006, the adviser has contractually agreed to reimburse the Fund for any expense (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets.

I Underlying PIMS Fund Expenses for the portfolio are estimated based upon an allocation of the portfolio's assets among the underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the underlying PIMS Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio's current fiscal year, to reduce its

Advisory Fee to the extent that the underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 5 through 7.


Your Investment Options

     The assets of each sub-account of the Account (except those invested in the American Growth, American International, American Blue Chip Income and Growth, American Growth-Income, PIMCO All Asset, Brandes International Equity, Turner Core Growth, Frontier Capital Appreication, and Business Opportunity Value portfolios) are invested in the NAV shares of a corresponding investment portfolio of the John Hancock Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly, Manufacturers Securities Services, LLC) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to sub-investment advisors that actually manage the portfolio assets. These sub-investment managers are the entities identified in the table below as "Portfolio Managers." Our affiliates own JHIMS LLC and, therefore, we indirectly benefit from any investment management fees JHIMS LLC retains.

     Each of the American Growth, American International, American Growth-Income and American Blue Chip Income and Growth subaccounts invests in Series I shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% Rule 12b-1 fee.

     The PIMCO VIT All Asset portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the PIMCO VIT All Asset subaccount are invested in Class M shares of the PIMCO VIT All Asset portfolio which is subject to a 0.45% Rule 12b-1 fee.The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of M Fund, Inc. (the "M Fund"), an open-end management investment company registered as such under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. ("M Financial") is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as "Portfolio Managers" of the the M Fund portfolios are sub-investment advisors selected by M Financial and are the entities that actually manage the portfolios assets.

     In this prospectus, the Trust and the PIMCO Trust are each referred to as a "Series Fund" and are collectively referred to as the "Series Funds". In this prospectus the various series of the Series Funds are referred to as "funds" or "portfolios". In the prospectuses for the Series Funds, the series may be referred to by other terms such as "trusts" or "series".

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and amoung classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisors or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides (see "Distribution of Policies" on page 40). None of these compensation payments, however, result in any charge to you in addition to what is shown in the tables on pages 10 through 14.

     The following table contains a general description of the portfolios that underlie the investment accounts we make available under the policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio, in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding investment account.

 Portfolio                      Portfolio Manager
=========================      =================================
 Science & Technology          T. Rowe Price Associates, Inc.
 Pacific Rim                    MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences               T. Rowe Price Associates, Inc.
 Emerging Growth                MFC Global Investment
                               Management (U.S.A.) Limited
 Small Cap Growth              Wellington Management Company,
                               LLP
 Emerging Small Company         Franklin Advisers, Inc.
 Small Cap                     Independence Investment LLC
 Small Cap Index                MFC Global Investment
                               Management (U.S.A.) Limited
 Small Company                 American Century Investment
                               Management, Inc.
 Dynamic Growth                 Deutsche Asset Management Inc.
 Mid Cap Stock                 Wellington Management Company,
                               LLP
 Natural Resources              Wellington Management Company,
                               LLP



 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                               of companies expected to benefit from the development,
                               advancement, and use of science and technology. Current
                               income is incidental to the portfolio's objective.
 Pacific Rim                    Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences               Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences (collectively
                               termed "health sciences").
 Emerging Growth                Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth              Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company         Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Growth Index* ("small
                               cap stocks") at the time of purchase.
 Small Cap                     Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index                Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.
 Small Company                 Seeks long-term capital growth by investing, under normal
                               market conditions, primarily in equity securities of smaller-
                               capitalization U.S. companies. The subadviser uses
                               quantitative, computer-driven models to construct the
                               portfolio of stocks for the Small Company Trust.
 Dynamic Growth                 Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                 Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources              Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      =====================================
 All Cap Growth                      AIM Capital Management, Inc.
 Strategic Opportunities              Fidelity Management & Research
                                     Company
 Financial Services                  Davis Advisors
 International Opportunities          Marisco Capital Management, LLC
 International Stock                 Deutsche Asset Management
                                     Investment Services Ltd.
 International Small Cap              Templeton Investment Counsel, Inc.
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company



 Portfolio                            Investment Description
===============================      ==================================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Strategic Opportunities              Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
 International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Stock                 Seeks long-term growth of capital by investing in stocks
                                     and other securities with equity characteristics of
                                     companies located in the developed countries that make up
                                     the MSCI EAFE Index.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less ("small company securities").
 International Equity Index B        Seeks to track the performance of a broad-based equity
                                     index of foreign companies primarily in developed
                                     countries and, to a lesser extent, in emerging market
                                     countries by investing, under normal market conditions, at least 80% of its assets in securities listed in the Morgan
                                     Stanley Capital International All Country World Excluding
                                     U.S. Index.
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     equity securities of companies outside the U.S. in a
                                     diversified mix of large established and medium-sized
                                     foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.
 American International              Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.

 Portfolio                          Portfolio Manager
=============================      ====================================
 International Value               Templeton Investment Counsel, Inc.
 Quantitative Mid Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                     MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Core                       AIM Capital Management, Inc.
 Global                            Templeton Global Advisors Limited
 Capital Appreciation               Jennison Associates LLC
 American Growth                   Capital Research Management
                                   Company
 U.S. Global Leaders Growth         Sustainable Growth Advisers, L.P.
 Quantitative All Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                       Deutsche Asset Management Inc.
 Large Cap Growth                  Fidelity Management & Research
                                   Company
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited



 Portfolio                          Investment Description
=============================      ================================================================
 International Value               Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                   markets.
 Quantitative Mid Cap               Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                     Seeks to approximate the aggregate total return of a mid
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Core                       Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including
                                   convertible securities, of mid-capitalization companies.
 Global                            Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation               Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                   Invests all of its assets in Class 2 shares of the Growth
                                   Fund, a series of American Fund Insurance Series. The
                                   Growth Fund invests primarily in common stocks of
                                   companies that appear to offer superior opportunities for
                                   growth of capital.
 U.S. Global Leaders Growth         Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders."
 Quantitative All Cap              Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                       Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                   the Russell 3000 Index.
 Large Cap Growth                  Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies with large market capitalizations.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Wilshire 5000 Equity Index*.

 Portfolio                       Portfolio Manager
==========================      ===================================
 Blue Chip Growth               T. Rowe Price Associates, Inc.
 U.S. Large Cap                  Capital Guardian Trust Company
 Core Equity                    Legg Mason Funds Management,
                                Inc.
 Strategic Value                 Massachusetts Financial Services
                                Company
 Large Cap Value                Mercury Advisors
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Asset Management Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                 Wellington Management Company,
                                LLP



 Portfolio                       Investment Description
==========================      ===============================================================
 Blue Chip Growth               Seeks to achieve long-term growth of capital (current
                                income is a secondary objective) by investing, under
                                normal market conditions, at least 80% of the portfolio's
                                total assets in the common stocks of large and medium-
                                sized blue chip growth companies. Many of the stocks in
                                the portfolio are expected to pay dividends.
 U.S. Large Cap                  Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                    Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser Seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Strategic Value                 Seeks capital appreciation by investing, under normal
                                market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                subadviser believes are undervalued in the market relative to their long term potential.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large cap companies located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.
 Small Cap Value                 Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.

 Portfolio                   Portfolio Manager
======================      =================================
 Small Company Value        T. Rowe Price Associates, Inc.
 Special Value               Salomon Brothers Asset
                            Management Inc
 Mid Value                  T. Rowe Price Associates, Inc.
 Mid Cap Value               Lord, Abbett & Co
 Value                      Van Kampen
 All Cap Value               Lord, Abbett & Co
 Growth & Income II         Independence Investment LLC
 500 Index B                 MFC Global Investment
                            Management (U.S.A.) Limited
 Fundamental Value          Davis Advisors
 Growth & Income             Wellington Management Company,
                            LLP



 Portfolio                   Investment Description
======================      ===============================================================
 Small Company Value        Seeks long-term growth of capital by investing, under
                            normal market conditions, primarily in small companies
                            whose common stocks are believed to be undervalued.
                            Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                            investment purposes) in companies with a market
                            capitalization that do not exceed the maximum market
                            capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value               Seeks long-term capital growth by investing, under normal
                            circumstances, at least 80% of its net assets in common
                            stocks and other equity securities of companies whose
                            market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                            2000 Value Index.
 Mid Value                  Seeks long-term capital appreciation by investing, under
                            normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                            believed to be undervalued by various measures and offer
                            good prospects for capital appreciation.
 Mid Cap Value               Seeks capital appreciation by investing, under normal
                            market conditions, at least 80% of the portfolio's net assets
                            (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                            million to $10 billion.
 Value                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                            with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.
 All Cap Value               Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                            ranges that the subadviser believes are undervalued.
 Growth & Income II         Seeks income and long-term capital appreciation by
                            investing, under normal market conditions, primarily in a
                            diversified mix of common stocks of large U.S. companies.
 500 Index B                 Seeks to approximate the aggregate total return of a broad
                            U.S. domestic equity market index investing, under normal
                            market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                            stocks that are included in the S & P 500 Index and (b)
                            securities (which may or may not be included in the S & P
                            500 Index) that MFC Global (U.S.A.) believes as a group
                            will behave in a manner similar to the index.
 Fundamental Value          Seeks growth of capital by investing, under normal market
                            conditions, primarily in common stocks of U.S. companies
                            with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
 Growth & Income             Seeks long-term growth of capital and income, consistent
                            with prudent investment risk, by investing primarily in a
                            diversified portfolio of com&shy;mon stocks of U.S.
                            issuers which the subadviser believes are of high quality.

 Portfolio                              Portfolio Manager
=================================      =================================
 Large Cap                             UBS Global Asset Management
 Quantitative Value                     MFC Global Investment
                                       Management (U.S.A.) Limited
 American Growth -Income               Capital Research Management
                                       Company
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income             Capital Research Management
 and Growth                            Company
 Income & Value                         Capital Guardian Trust Company
 Managed                               Independence Investment LLC
                                       Capital Guardian Trust Company
                                       Declaration Management &
                                       Research LLC
 PIMCO VIT All Asset (only              Pacific Investment Management
 Class M is available for sale)        Company
 Global Allocation                     UBS Global Asset Management
 High Yield                             Salomon Brothers Asset
                                       Management Inc
 U.S. High Yield Bond                  Wells Fargo Fund Management,
                                       LLC



 Portfolio                              Investment Description
=================================      ===============================================================
 Large Cap                             Seeks to maximize total return, consisting of capital
                                       appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                       borrowings for investment purposes, if any) in equity
                                       securities of U.S. large capitalization companies.
 Quantitative Value                     Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth -Income               Invests all of its assets in Class 2 shares of the Growth-
                                       Income Fund, a series of American Fund Insurance Series.
                                       The Growth-Income Fund invests primarily in common
                                       stocks or other securities which demonstrate the potential for appreciation and/or dividends.
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                       term capital appreciation by investing primarily in
                                       dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                       dividends and capital appreciation.
 American Blue Chip Income             Invests all of its assets in Class 2 shares of the Blue Chip
 and Growth                            Income and Growth Fund, a series of American Fund
                                       Insurance Series. The Blue Chip Income and Growth Fund
                                       invests primarily in common stocks of larger, more
                                       established companies based in the U.S. with market
                                       capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                       principal and (b) long-term growth of capital and income
                                       by investing the portfolio's assets in both equity and fixed-
                                       income securities. The subadviser has full discretion to
                                       determine the allocation between equity and fixed income
                                       securities.
 Managed                               Seeks income and long-term capital appreciation by
                                       investing primarily in a diversified mix of: (a) common
                                       stocks of large and mid sized U.S. companies, and (b)
                                       bonds with an overall intermediate term average maturity.
 PIMCO VIT All Asset (only              Invests primarily in a diversified mix of: (a) common
 Class M is available for sale)        stocks of large and mid sized U.S. companies, and (b)
                                       bonds with an overall intermediate term average maturity.
 Global Allocation                     Seeks total return, consisting of long-term capital
                                       appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                       outside the U.S.
 High Yield                             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                       including corporate bonds and other fixed-income
                                       securities.
 U.S. High Yield Bond                  Seeks total return with a high level of current income by
                                       investing, under normal market conditions, primarily in
                                       below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                       preferred and other convertible securities and bank loans.

 Portfolio                       Portfolio Manager
==========================      =================================
 Strategic Bond                 Salomon Brothers Asset
                                Management Inc
 Strategic Income                John Hancock Advisers, LLC
 Global Bond                    Pacific Investment Management
                                Company
 Investment Quality Bond         Wellington Management Company,
                                LLP
 Total Return                   Pacific Investment Management
                                Company
 Real Return Bond                Pacific Investment Management
                                Company
 Bond Index B                   Declaration Management &
                                Research
 Core Bond                       Wells Fargo Fund Management,
                                LLC



 Portfolio                       Investment Description
==========================      ===============================================================
 Strategic Bond                 Seeks a high level of total return consistent with
                                preservation of capital by giving its subadviser broad
                                discretion to deploy the portfolio's assets among certain
                                segments of the fixed income market as the subadviser
                                believes will best contribute to achievement of the
                                portfolio's investment objective.
 Strategic Income                Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets; U.S. Government and agency securities; and U.S.
                                high yield bonds.
 Global Bond                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment management
                                by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S.
                                dollar.
 Investment Quality Bond         Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
 Total Return                   Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment management
                                by investing, under normal market conditions, at least 65%
                                of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average
                                portfolio duration will normally vary within a three- to six-
                                year time frame based on the subadviser's forecast for
                                interest rates.
 Real Return Bond                Seeks maximum return, consistent with preservation of
                                capital and prudent investment management by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.
 Bond Index B                   Seeks to track the performance of the Lehman Brothers
                                Aggregate Index (which represents the U.S. investment
                                grade bond market) by investing, under normal market
                                conditions, at least 80% of its assets in securities listed in the Lehman Index.
 Core Bond                       Seeks total return consisting of income and capital
                                appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                subadviser invests in debt securities that the subadviser
                                believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                comparable to investment-grade debt securities. Under
                                normal circumstances, the subadviser expects to maintain
                                an overall effective duration range between 4 and 5 1/2
                                years.

 Portfolio                            Portfolio Manager
===============================      ===================================
 Active Bond                         Declaration Management &
                                     Research LLC John Hancock
                                     Advisers, LLC
 U.S. Government Securities           Salomon Brothers Asset
                                     Management Inc
 Short-Term Bond                     Declaration Management &
                                     Research LLC
 Money Market B                       MFC Global Investment
                                     Management (U.S.A.) Limited
 Lifestyle Aggressive 1000           MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
 Lifestyle Growth 820                 MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
 Lifestyle Balanced 640              MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
 Lifestyle Moderate 460               MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
 Lifestyle Conservative 280          MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
 Brandes International Equity         Brandes Investment Partners, LLC



 Portfolio                            Investment Description
===============================      ==============================================================
 Active Bond                         Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities           Seeks a high level of current income consistent with
                                     preservation of capital and maintenance of liquidity, by
                                     investing in debt obligations and mortgage-backed
                                     securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                     securities.
 Short-Term Bond                     Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B                       Seeks to obtain maximum current income consistent with
                                     preservation of principal and liquidity by investing in high quality, U.S. Dollar denominated money market
                                     instruments.
 Lifestyle Aggressive 1000           Seeks to provide long-term growth of capital (current
                                     income is not a consideration) by investing 100% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     ("Underlying Portfolios") which invest primarily in equity securities.
 Lifestyle Growth 820                 Seeks to provide long-term growth of capital with
                                     consideration also given to current income by investing
                                     approximately 20% of the Lifestyle Trust's assets in
                                     Underlying Portfolios which invest primarily in fixed
                                     income securities and approximately 80% of its assets in
                                     Underlying Portfolios which invest primarily in equity
                                     securities.
 Lifestyle Balanced 640              Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                     Lifestyle Trust's assets in Underlying Portfolios which
                                     invest primarily in fixed income securities and
                                     approximately 60% of its assets in Underlying Portfolios
                                     which invest primarily in equity securities.
 Lifestyle Moderate 460               Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                     Lifestyle Trust's assets in Underlying Portfolios which
                                     invest primarily in fixed income securities and
                                     approximately 40% of its assets in Underlying Portfolios
                                     which invest primarily in equity securities.
 Lifestyle Conservative 280          Seeks to provide a high level of current income with some
                                     consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in
                                     Underlying Portfolios which invest primarily in fixed
                                     income securities and approximately 20% of its assets in
                                     Underlying Portfolios which invest primarily in equity
                                     securities.
 Brandes International Equity         Seeks long-term capital appreciation through investment in equity securities of foreign issuers, including common
                                     stocks, preferred stocks and securities that are convertible into common stocks.

 Portfolio                             Portfolio Manager
================================      =================================
 Turner Core Growth                   Turner Investment Partners, LLC
 Frontier Capital Appreciation         Frontier Capital Management
                                      Company, LLC
 Business Opportunity Value           Iridian Asset Management, LLC



 Portfolio                             Investment Description
================================      ==============================================================
 Turner Core Growth                   Seeks long-term capital appreciation through investment
                                      mainly in common stocks of US companies that the
                                      portfolio manager believes have strong earnings-growth
                                      potential.
 Frontier Capital Appreciation         Seeks maximum capital appreciation through investment in
                                      common stock of US companies of all states, with
                                      emphasis on stocks with capitalizations consistent with the capitalizations of those companies found in the Russell
                                      2500.
 Business Opportunity Value           Seeks long-term capital appreciation through investment
                                      primarily in equity securities of US issuers in the large-to-
                                      medium capitalization segment of the US stock market.


*"Standard & Poor's (Reg. TM)," "S&P 500 (Reg. TM)," "Standard and Poor's 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 (Reg. TM) Growth," "Russell 2500 (Reg. TM)" and "Russell 3000 (Reg. TM)" are trademarks of Frank Russell Company. "Wilshire 5000 (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE (Reg. TM)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

     You bear the investment risk of any portfolio you choose as an investment option for your contract. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the New York Superintendent of Insurance and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

     We determine the number of a fund`s shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.


Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock`s ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2004, John Hancock's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.


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

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


The Fixed Investment Option

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.


Premiums


Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates". The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 27).


Minimum premium payments

     Each premium payment must be at least $100.


Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 41. Also, we may refuse to accept any amount of an additional premium if:

     o that amount of premium would increase our insurance risk exposure, and

   o the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.



Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.


Guaranteed minimum death benefit feature

     This feature is available only if the insured person meets certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

   o any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

   o on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and is "due" on each monthly deduction date. The term monthly deduction date is defined on page 37. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the policy anniversary on which default occurred. If it is reinstated more than 1 year after such policy anniversary, we will require evidence that the insured person still meets our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.


The Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

   o Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.


Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 41).


The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. Regardless of which test you elect, a table showing the required death benefit factor for each policy year will appear in the policy.

     As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.



Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.


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

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

     o the remaining Total Sum Insured will be at least $100,000, and

   o the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.


Change of death benefit option

     At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.


Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     o Total Sum Insured decreases

     o Additional Sum Insured increases

     o Change of death benefit option from Option B to Option A

   o Any other change of death benefit option, when and if permitted by our administrative rules (see "Change of death benefit option" above)


Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.



Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     o Option 1 - Proceeds left with us to accumulate with interest

     o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     o Option 2B - Equal monthly payments for a specified period of time

     o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     o Option 4 - Equal monthly payments for life with no refund

     o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.


Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.


The Account Value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 34. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 34.

     The amount you've invested in the investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the investment option will not be subject to the asset-based risk charge described on page 34. Otherwise, the policy level charges applicable to the investment option are the same as those applicable to the variable investment options.


Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.


Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.


Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     If we change any of the above rules relating to transfers, we will notify you of the change.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     o You can only make such a transfer once in each policy year.

   o Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   o The most you can transfer at any one time is the greater of (i) $500,
    (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.


Surrenders and Partial Withdrawals


Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the first three policy years, a refund of 50% of sales charges deducted from any Target Premiums paid within 365 days prior to the date of surrender. This is called your "surrender value." You must return your policy when you request a full surrender.


Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 34). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "The Death Benefit" on page 28) and under the guaranteed death benefit feature (see page 27). Under Option A such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 27. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.


Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement"). The maximum amount you can borrow is determined as follows:

     o We first determine the account value of your policy.

     o We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     o We then multiply the resulting amount by .75% in policy years 1 through 20 and .25% thereafter.

     o We then subtract the third item above from the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.


Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 41).

Description of Charges at the Policy Level


Deductions from premium payments

   o Sales charge - A charge to help defray our sales costs. The current charge is 6.5% of premiums received in each of the first 10 policy years up to the Target Premium, and 3.5% of premiums received in each policy year thereafter up to the Target Premium. We reserve the right to increase the percentages for policy years 1 through 10 and thereafter up to 10% and 7%, respectively. Because policies of this type were first offered in 2001, the lower current rates after the tenth policy year are not yet applicable to any policy. No charge is currently deducted from premiums received in excess of the Target Premium, but we reserve the right to impose such a charge of up to 3.5% of such excess premiums received in any policy year. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

   o Optional enhanced cash value rider charge - A charge imposed if you elect this rider. The charge is 1% of premiums received in the first policy year.


Deductions from account value

   o Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .03% for policy years 1-20, and .0125% thereafter. These percentages equate to effective annual rates of .36% and .15%, respectively. The reduction after 20 years has not occurred yet under any policy, since no policy has yet been outstanding for 20 years. We guarantee that this charge will never exceed .05% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .60%. This charge does not apply to the fixed investment option.

   o Issue charge - A monthly charge to help defray our administrative costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. The charge will appear in the "Policy Specifications" section of the policy. As an example, the monthly charge for a 45 year old is 7.65(cent) per $1,000 of Basic Sum Insured. The maximum monthly charge is for an 85 year old and is 48.60(cent) per $1,000 of Basic Sum Insured.

   o Administrative charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of up to $5 (currently $2.50), and (2) a charge of up to 6(cent) per $1,000 of Basic Sum Insured at issue (currently 3(cent) per $1,000 of Basic Sum Insured at issue). The second part of this charge will not apply to amounts of Basic Sum Insured greater than $1,000,000.

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

   o Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

   o Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1(cent) per $1,000 of Basic Sum Insured and is guaranteed not to exceed 2(cent) per $1,000 of Basic Sum Insured. Because policies of this type were first offered in 2001, this charge is not yet applicable to any policy at the current rate.

   o Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work


Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.


Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,500. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $3,250. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 41.)


Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.


Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.


Other charges we could impose in the future

     We currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Fund Level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 10 through 14) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


Other Policy Benefits, Rights and Limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the optional enhanced cash value rider is available.

   o Optional enhanced cash value rider - In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first seven policy years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 35. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.


Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $50,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.


Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     o The policy is delivered to and received by the applicant.

     o The Minimum Initial Premium is received by us.

     o The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.


Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.


Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we`ve used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow or withdraw amounts you have in the investment options

     o Change the beneficiary who will receive the death benefit

     o Change the amount of insurance

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy Cancellation Right

     You have the right to cancel your policy within the latest of the following periods:

     o 10 days after you receive it (this period may be longer in some states);

     o 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     o 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.


Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds


General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.


Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How you communicate with us


General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     o surrenders or partial withdrawals

     o change of death benefit option

     o increase or decrease in Total Sum Insured

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     o loans

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of Policies

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus and of a number of other life insurance products we and our affiliates offer.

     Signator's principal address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of Signator or broker-dealers that have entered into selling agreements with Signator. These broker-dealers may include our affiliate Essex National Securities, Inc.

     JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of Charges at the Policy Level" on page 34.)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.


Standard Compensation

     The compensation Signator may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 23.5% of a certain portion of the premium paid in the first policy year, and 14.5% of the same portion of premium paid in years 2 through 5, and 3.5% of the same portion of premium paid in years 6 through 10, and 3% of the same portion of premium paid thereafter. In addition, 3.25% of excess premium paid in policy years 1 through 5, 2.5% of excess premium paid in policy years 6 through 10, and 2% of excess premium paid thereafter. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.


Additional Compensation and Revenue Sharing

     To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, Signator and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential Compensation

     Compensation negotiated and paid by JHVLICO pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.


Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.


General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.


Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.


Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, some questions remain unresolved as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.


7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment contract" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment contract. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment contract.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.


Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Financial Statements Reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent Registered Public Accounting Firm

     Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited the consolidated financial statements of JHVLICO at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.


Key Word or Phrase           Page       Key Word or Phrase                  Page

Account S...................................................................25
account value................................................................5
Additional Sum Insured......................................................28
asset-based risk charge.....................................................34
attained age................................................................34
Basic Sum Insured...........................................................28
beneficiary.................................................................30
business day................................................................24
changing Option A or B......................................................30
changing the Total Sum Insured..............................................30
charges.....................................................................34
Code........................................................................42
cost of insurance...........................................................34
date of issue...............................................................37
death benefit...............................................................28
deductions..................................................................34
expenses of the Series Funds................................................36
fixed investment option.....................................................26
full surrender..............................................................32
grace period................................................................27
guaranteed minimum death benefit feature....................................27
Guaranteed Minimum Death Benefit Premium....................................28
insurance charge............................................................34
insured person...............................................................5
investment option............................................................1
JHVLICO.....................................................................25
lapse.......................................................................27
loan........................................................................33
loan interest...............................................................33
market timing...............................................................31
maximum premium payments....................................................26
Minimum Initial Premium.....................................................36
minimum premiums............................................................26
modified endowment contract.................................................43 monthly deduction date......................................................37
Option A....................................................................28
Option B....................................................................28
owner.......................................................................38
partial withdrawal..........................................................32
partial withdrawal charge...................................................34 payment options.............................................................30
Planned Premium.............................................................26
policy anniversary..........................................................37
policy year.................................................................37
premium; premium payment.....................................................5
prospectus...................................................................2
receive; receipt............................................................40
reinstate; reinstatement....................................................27
Servicing Office....................................................Back Cover
special loan account........................................................33
surrender...................................................................32
surrender value.............................................................32
tax considerations..........................................................41
telephone transactions......................................................40
Total Sum Insured...........................................................28
transfers of account value..................................................31 we; us......................................................................25
withdrawal..................................................................32
withdrawal charge...........................................................34
you; your...................................................................38

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


           JHVLICO SERVICING OFFICE
    Express Delivery            Mail Delivery
   Specialty Products            PO Box 111
  197 Clarendon Street        Boston, MA 02117
    Boston, MA 02117

         Phone:                     Fax:
      800-521-1234              617-572-7008

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at

http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.












Investment Company Act File No. 811-7782

                      Statement of Additional Information

                               dated May 1, 2005

                               for interests in

              John Hancock Variable Life Account S ("Registrant")

                      Interests are made available under

                            MAJESTIC VARIABLE COLI

          a flexible premium variable universal life insurance policy issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS

       Contents of this SAI                             Beginning on page

       Description of the Depositor....................
                                                               2

       Description of the Registrant...................
                                                               2

       Services Provided by John Hancock and Affiliates
                                                               2

       Other Service Providers.........................
                                                               2

       Principal Underwriter and Distributor...........
                                                               3

       Financial Statements of Registrant and Depositor
                                                               F-1

Description of the Depositor

   Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

   JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

   JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2004, John Hancock's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

   Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

   The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affiliates

   The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

   Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

   Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter/Distributor

   Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus. Signator acts as the principal distributor of a number of other life insurance products we and our affiliates offer.

   Signator's principal address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale by individuals who are licensed as insurance agents and who are registered representatives of Signator or broker-dealers that have entered into selling agreements with Signator. These broker-dealers may include our affiliate Essex National Securities, Inc.

   The aggregate dollar amount of underwriting commissions paid to Signator in 2004, 2003 and 2002 was $92,498,645, $75,022,689, and $116,078,895,
respectively. Signator did not retain any of these amounts during such periods.

   JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies. The compensation Signator may pay to broker-dealers may vary depending on the selling agreement, butcompensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 23.5% of a certain portion of the premium paid in the first policy year, and 14.5% of the same portion of premium paid in years 2 through 5, and 3.5% of the same portion of premium paid in years 6 through 10, and 3% of the same portion of premium paid thereafter. In addition, 3.25% of excess premium paid in policy years 1 through 5, 2.5% of excess premium paid in policy years 6 through 10, and 2% of excess premium paid thereafter. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

   Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. Signator may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. Signator may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. Signator makes these payments on a periodic basis.

  . Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. Signator makes these payments on a periodic basis.

   Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2004, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004. We have also audited the consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2004, and the consolidated results of their operations and their cash flows for the period April 29, 2004 through December 31, 2004, and the consolidated financial position of the predecessor company at December 31, 2003 and the consolidated results of its operations and its cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                         /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 25, 2005

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                          Predecessor
                                                               Company      Company
                                                             ------------ ------------
                                                             December 31, December 31,
                                                                 2004         2003
                                                             ------------ ------------
                                                                   (in millions)
Assets
Investments
Fixed maturities:
  Held-to-maturity -- at amortized cost (fair value: 2003
   -- $78.8)................................................  $      --    $    78.7
  Available-for-sale -- at fair value (cost: 2004 --
   $4,068.3, 2003 -- $3,621.5)..............................    4,135.6      3,786.9
Equity securities:
  Available-for-sale -- at fair value (cost: 2004 -- $36.6;
   2003 -- $39.6)...........................................       36.9         41.7
  Mortgage loans on real estate.............................    1,061.8        883.0
Real estate.................................................       14.7         13.4
Policy loans................................................      387.1        370.9
Short-term investments......................................        0.1         10.1
Other invested assets.......................................      349.4        158.5
                                                              ---------    ---------
  Total Investments.........................................    5,985.6      5,343.2
Cash and cash equivalents...................................      100.3         67.7
Accrued investment income...................................       55.5         70.2
Premiums and accounts receivable............................        7.5          4.5
Goodwill....................................................      410.8           --
Value of business acquired..................................    1,262.8          2.3
Intangible assets...........................................      218.6           --
Deferred policy acquisition costs...........................      105.9      1,205.7
Reinsurance recoverable.....................................      253.5        205.2
Other assets................................................      200.3        114.7
Separate account assets.....................................    7,335.7      6,881.9
                                                              ---------    ---------
  Total Assets..............................................  $15,936.5    $13,895.4
                                                              =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                          Predecessor
                                                               Company      Company
                                                             ------------ ------------
                                                             December 31, December 31,
                                                                 2004         2003
                                                             ------------ ------------
                                                                   (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits......................................  $ 5,766.2    $ 4,852.6
Policyholders' funds........................................        3.5          3.4
Unearned revenue............................................       28.4        264.5
Unpaid claims and claim expense reserves....................       46.1         32.1
Dividends payable to policyholders..........................        0.7          0.5
Income taxes................................................      331.7        295.1
Other liabilities...........................................      389.5        312.5
Separate account liabilities................................    7,335.7      6,881.9
                                                              ---------    ---------
  Total Liabilities.........................................   13,901.8     12,642.6
Commitments, guarantees and contingencies
Shareholder's Equity
Common stock; $50 par value; 50,000 shares authorized and
  outstanding...............................................        2.5          2.5
Additional paid in capital..................................    1,905.5        572.4
Retained earnings...........................................       93.3        600.3
Accumulated other comprehensive income......................       33.4         77.6
  Total Shareholder's Equity................................    2,034.7      1,252.8
                                                              ---------    ---------
  Total Liabilities and Shareholder's Equity................  $15,936.5    $13,895.4
                                                              =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                    Company        Predecessor Company
                                                                                  ------------ --------------------------
                                                                                  Period from  Period from
                                                                                   April 29,   January 1,
                                                                                    through      through
                                                                                  December 31,  April 28,
                                                                                      2004        2004      2003    2002
                                                                                  ------------ ----------- ------  ------
                                                                                               (in millions)
Revenues
Premiums.........................................................................    $ 50.4      $ 25.4    $ 67.2  $ 58.5
Universal life and investment-type product charges...............................     248.6       132.3     367.7   356.0
Net investment income............................................................     194.6       112.9     316.3   270.1
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired of $9.0, $2.4,
  $5.4 and $7.5, respectively....................................................     (15.3)       (1.0)    (24.8)  (20.8)
Other revenues...................................................................        --         0.1       0.2     1.3
                                                                                     ------      ------    ------  ------
 Total revenues..................................................................     478.3       269.7     726.6   665.1
Benefits and expenses
Benefits to policyholders........................................................     222.8       127.8     337.9   344.1
Other operating costs and expenses...............................................      79.7        36.1      96.4    69.0
Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized investment and other gains (losses)
  of $9.0, $2.4, $5.4 and $7.5, respectively.....................................      21.9        33.2     104.8    60.0
Dividends to policyholders.......................................................      12.8         6.2      17.5    18.8
                                                                                     ------      ------    ------  ------
 Total benefits and expenses.....................................................     337.2       203.3     556.6   491.9
                                                                                     ------      ------    ------  ------
Income before income taxes and cumulative effect of accounting change............     141.1        66.4     170.0   173.2
Income taxes.....................................................................      47.8        21.7      55.8    58.4
                                                                                     ------      ------    ------  ------
Income before cumulative effect of accounting change.............................      93.3        44.7     114.2   114.8
Cumulative effect of accounting change, net of tax...............................        --        (3.0)     (6.5)     --
                                                                                     ------      ------    ------  ------
Net income.......................................................................    $ 93.3      $ 41.7    $107.7  $114.8
                                                                                     ======      ======    ======  ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                                           Accumulated
                                                      Additional              Other         Total
                                               Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                               Stock   Capital   Earnings    Income        Equity       Shares
                                               ------ ---------- -------- ------------- ------------- -----------
                                                    (in millions, except for shares outstanding)      (thousands)
Predecessor Company
Balance at January 1, 2002.................... $ 2.5   $  572.4  $ 377.8     $ 12.9       $   965.6       50.0
Comprehensive income:
 Net income...................................                     114.8                      114.8
Other comprehensive income, net of tax:
 Net unrealized gains.........................                                  8.5             8.5
                                                                                          ---------
Comprehensive income..........................                                                123.3
                                               -----   --------  -------     ------       ---------      -----
Balance at December 31, 2002.................. $ 2.5   $  572.4  $ 492.6     $ 21.4       $ 1,088.9       50.0
                                               =====   ========  =======     ======       =========      =====
Comprehensive income:
 Net income...................................                     107.7                      107.7
Other comprehensive income, net of tax:
 Net unrealized gains.........................                                 56.2            56.2
                                                                                          ---------
Comprehensive income..........................                                                163.9
                                               -----   --------  -------     ------       ---------      -----
Balance at December 31, 2003.................. $ 2.5   $  572.4  $ 600.3     $ 77.6       $ 1,252.8       50.0
                                               =====   ========  =======     ======       =========      =====
Comprehensive income:
 Net income...................................                      41.7                       41.7
Other comprehensive income, net of tax:
 Net unrealized gains.........................                                 11.2            11.2
                                                                                          ---------
Comprehensive income..........................                                                 52.9
                                               -----   --------  -------     ------       ---------      -----
Balance at April 28, 2004..................... $ 2.5   $  572.4  $ 642.0     $ 88.8       $ 1,305.7       50.0
                                               =====   ========  =======     ======       =========      =====
Acquisition by Manulife Financial Corporation:
Sale of shareholder's equity.................. $(2.5)  $ (572.4) $(642.0)    $(88.8)      $(1,305.7)     (50.0)
Manulife Financial Corporation purchase price. $ 2.5   $1,905.5       --         --       $ 1,908.0       50.0
                                               -----   --------  -------     ------       ---------      -----
Balance at April 29, 2004..................... $ 2.5   $1,905.5       --         --       $ 1,908.0       50.0
                                               =====   ========  =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                EQUITY AND COMPREHENSIVE INCOME -- (CONTINUED)

                                                                    Accumulated
                                               Additional              Other         Total
                                        Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                        Stock   Capital   Earnings    Income        Equity       Shares
                                        ------ ---------- -------- ------------- ------------- -----------
                                             (in millions, except for shares outstanding)      (thousands)
Company
Balance at April 29, 2004..............  $2.5   $1,905.5   $  --       $  --       $1,908.0       50.0
Comprehensive income:
 Net income............................                     93.3                       93.3
Other comprehensive income, net of tax:
 Net unrealized gains..................                                 33.4           33.4
                                                                                   --------
Comprehensive income...................                                               126.7
                                         ----   --------   -----       -----       --------       ----
Balance at December 31, 2004...........  $2.5   $1,905.5   $93.3       $33.4       $2,034.7       50.0
                                         ====   ========   =====       =====       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        Company           Predecessor Company
                                                                      ------------ ---------------------------------
                                                                      Period from  Period from
                                                                       April 29,    January 1,
                                                                      2004 through 2004 through
                                                                      December 31,  April 28,
                                                                          2004         2004        2003       2002
                                                                      ------------ ------------ ---------  ---------
                                                                                       (in millions)
Cash flows from operating activities:
 Net income..........................................................   $  93.3      $  41.7    $   107.7  $   114.8
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount -- fixed maturities.........................      45.5         (4.6)       (10.7)      (0.3)
 Net realized investment and other (gains) losses....................      15.3          1.0         24.8       20.8
 Change in accounting principle......................................        --          3.0           --         --
 Change in deferred policy acquisition costs and value of business
   acquired..........................................................    (106.9)        (9.6)       (49.6)    (124.6)
 Depreciation and amortization.......................................      21.1          0.8          1.8        1.3
 Decrease (increase) in accrued investment income....................      28.2        (13.5)        (0.1)      (9.3)
 Increase (decrease) in premiums and and accounts receivable.........      (3.8)         0.8         (0.7)       8.7
 Decrease (increase) in other assets and other liabilities, net......      44.7        (47.4)       (61.9)     (28.0)
 Increase (decrease) in policy liabilities and accruals, net.........      71.0         48.8        216.6      (53.3)
 Increase in income taxes............................................      20.7          9.0         35.1       33.5
                                                                        -------      -------    ---------  ---------
   Net cash provided by (used in) operating activities...............     229.1         30.0        263.0      (36.4)
Cash flows used in investing activities:
 Sales of:
   Fixed maturities available-for-sale...............................     208.5         88.8        690.1      460.2
   Equity securities available-for-sale..............................      26.2         14.9         38.3        7.4
   Real estate.......................................................        --          2.1          5.8        0.3
   Short-term investments and other invested assets..................      31.4          7.0         31.6         --
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity.................................        --          0.5          4.1        3.2
   Fixed maturities available-for-sale...............................     175.0        105.6        241.1      155.7
   Short-term investments and other invested assets..................        --         10.1          0.1       24.9
   Mortgage loans on real estate.....................................      53.6         26.2        102.9       90.7
 Purchases of:
   Fixed maturities held-to-maturity.................................        --           --         (1.1)      (3.1)
   Fixed maturities available-for-sale...............................    (667.1)      (256.0)    (1,625.0)  (1,174.5)
   Equity securities available-for-sale..............................     (14.2)       (17.9)       (60.4)      (3.9)
   Real estate.......................................................        --         (0.1)        (0.2)      (0.1)
   Short-term investments and other invested assets..................     (24.0)      (199.6)       (93.9)     (73.3)
Mortgage loans on real estate issued.................................    (161.3)       (60.0)      (321.4)    (170.4)
Other, net...........................................................       6.9        (75.2)       (11.0)     (10.1)
                                                                        -------      -------    ---------  ---------
 Net cash used in investing activities...............................   $(365.0)     $(353.6)   $  (999.0) $  (693.0)

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               Company          Predecessor Company
                                                             ------------ -------------------------------
                                                             Period from  Period from
                                                              April 29,    January 1,
                                                             2004 through 2004 through
                                                             December 31,  April 28,
                                                                 2004         2004       2003      2002
                                                             ------------ ------------ --------  --------
                                                                             (in millions)
Cash flows from financing activities:
  Universal life and investment-type contract deposits......   $ 639.9      $ 400.4    $1,097.2  $1,232.1
  Universal life and investment-type contract maturities
   and withdrawals..........................................    (339.8)      (208.4)     (496.4)   (415.2)
  Issuance of short-term debt...............................        --         88.0          --        --
  Repayment of short-term debt..............................     (80.0)        (8.0)         --        --
                                                               -------      -------    --------  --------
  Net cash provided by financing activities.................     220.1        272.0       600.8     816.9
                                                               -------      -------    --------  --------
  Net increase (decrease) in cash and cash equivalents......      84.2        (51.6)     (135.2)     87.5
Cash and cash equivalents at beginning of period............      16.1         67.7       202.9     115.4
                                                               -------      -------    --------  --------
Cash and cash equivalents at end of period..................   $ 100.3      $  16.1    $   67.7  $  202.9
                                                               =======      =======    ========  ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of John Hancock Financial Services, Inc. (JHFS ) that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines. For additional information, refer to relevant John Hancock and other related public filings with the U.S. SEC relating to the merger. In order to more efficiently manage its corporate structure, on October 7, 2004 Manulife transferred all of its shares in JHFS to John Hancock Holdings (Delaware) LLC -- a wholly-owned subsidiary of Manulife.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair values of the assets and liabilities recorded as of April 28, 2004 (in millions):

                                                                 Fair Value
                                                                 ----------
    Assets:
    Fixed maturity securities................................... $ 3,814.0
    Equity securities...........................................      42.2
    Mortgage loans..............................................     965.2
    Policy loans................................................     388.1
    Other invested assets.......................................     362.9
    Goodwill....................................................     410.8
    Value of business acquired..................................   1,289.4
    Intangible assets...........................................     219.1
    Cash and cash equivalents...................................      16.1
    Reinsurance recoverable, net................................     197.5
    Other assets acquired.......................................     290.6
    Separate account assets.....................................   6,838.8
                                                                 ---------
      Total assets acquired.....................................  14,834.7
    Liabilities:
    Policy liabilities..........................................   5,335.3
    Deferred tax liability......................................     293.0
    Other liabilities...........................................     459.6
    Separate accounts...........................................   6,838.8
                                                                 ---------
      Total liabilities assumed.................................  12,926.7
    Net Assets Acquired......................................... $ 1,908.0
                                                                 ---------

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12 -- Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

Note 2 -- Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS), which is in turn a subsidiary of Manulife Financial Corporation (Manulife). Since April 28, 2004, the Company, John Hancock and JHFS all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2004 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that would be required as a result of the merger with Manulife.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company formerly Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

Investments

At December 31, 2004, the Company classifies its debt and equity investment securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses). Interest income is generally recorded on an accrual basis.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $ - million and $3.7 million at December 31, 2004 and 2003, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and value of business acquired.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2004, the Company's DAC was deemed recoverable.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2004, the average discount rate was 5.0% for universal life insurance products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, the long-term growth rate assumption was lowered from 9%, to 8%, gross of fees. Second, the average rates were lowered for the next five years from the mid-teens to 13%. Finally, the Company increased certain fee rates on these policies (the variable series trust (VST) fees were increased). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $21.9 million and $33.2 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $104.8 million and $60.0 million for the years ended December 31, 2003, and 2002, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 -- Reinsurance below for additional disclosures regarding reinsurance.

Goodwill and Other Intangible Assets

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 5.0% for life insurance liabilities, and from 4.2% to 6.5% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

Participating Insurance

Participating business represents approximately 4.5% and 4.9% of the Company's life insurance in-force at December 31, 2004 and 2003, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 -- Income Taxes for additional disclosures on this topic.

Cumulative Effect of Accounting Changes

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in an increase in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting
Pronouncements section below.

Recent Accounting Pronouncements

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities
(SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 13 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Account Changes above for presentation of the impact of adoption.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No.
150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003 which the Company recorded through net income as a cumulative effect of an accounting change.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued Statement of Financial Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS No.
146). SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted Statement of Financial Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. In January, 2002, the Company had no goodwill or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Related Party Transactions


John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. John Hancock charged the Company a service fee of $144.3 million and $161.8 million for the years ended December 31, 2003 and 2002, respectively. As of December 31, 2004 and 2003, respectively, the Company owed John Hancock $15.3 million and $57.4 million related to these services, which is included in other liabilities on the Company's Consolidated Balance Sheets. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. In connection with this agreement, John Hancock transferred to the Company $20.7 million and $42.0 million of cash for the years ended December 31, 2003 and 2002, respectively. This agreement increased the Company's gain from operations by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the gain from operations by $1.2 million in the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $5.0 million and $1.1 million in the years ended December 31, 2003 and 2002, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $111.6 million and $115.6 million as of December 31, 2004 and 2003, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. In connection with the agreement, John Hancock received $0.8 million from the Company for the years ended December 31, 2003 and 2002, respectively. This agreement decreased the Company's gain from operations by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $0.8 million for the years 2003 and 2002.

At December 31, 2004 and 2003, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2004 and 2003, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $11.4 million, $6.0 million and $9.3 million in 2004, 2003 and 2002, respectively. The pension plan prepaid expense allocated to the Company amounted to $84.7 million and $76.4 million at December 31, 2004 and 2003, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $23.5 million for the year ended December 31, 2004 and the reinsurance recoverable was $24.3 million at December 31, 2004. The reinsurance premiums and reinsurance recoverables are included in the Company's Consolidated Balance Sheets and Income Statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 -- Investments


The following information summarizes the components of net investment income and net realized investment and other gains (losses) (in millions):

                                                                                 Period from  Period from
                                                                                   April 29    January 1
                                                                                   through      through
                                                                                 December 31,  April 28,
                                                                                     2004        2004      2003    2002
                                                                                 ------------ ----------- ------  ------
Net Investment Income
Fixed maturities................................................................    $138.1      $ 85.0    $242.3  $201.3
Equity securities...............................................................       0.5         0.3       0.8     0.1
Mortgage loans on real estate...................................................      34.7        19.8      52.4    46.8
Real estate.....................................................................       2.7         0.3       4.6     4.5
Policy loans....................................................................      13.5         6.0      20.3    20.9
Short-term investments..........................................................       0.8         0.2       1.2     1.6
Other...........................................................................       9.9         3.2       6.8     2.5
                                                                                    ------      ------    ------  ------
Gross investment income.........................................................     200.2       114.8     328.4   277.7
 Less investment expenses.......................................................       5.6         1.9      12.1     7.6
                                                                                    ------      ------    ------  ------
 Net investment income..........................................................    $194.6      $112.9    $316.3  $270.1
                                                                                    ======      ======    ======  ======
Net Realized Investment and other Gains (Losses), Net of Related
  Amortization of Deferred Policy Acquisition Costs and Value of the
  Business Acquired
Fixed maturities................................................................    $  2.0      $  4.5    $(10.3) $(39.9)
Equity securities...............................................................       1.6         0.8       3.6     2.5
Mortgage loans on real estate and real estate to be disposed of.................      (3.3)       (0.7)     (3.2)    0.8
Derivatives and other invested assets...........................................     (24.6)       (8.0)    (20.3)    8.3
Amortization adjustment for deferred policy acquisition costs and value of the
  business acquired.............................................................       9.0         2.4       5.4     7.5
                                                                                    ------      ------    ------  ------
Net realized investment and other gains (losses), net of related amortization of
  deferred policy acquisition cost and value of business acquired...............    $(15.3)     $ (1.0)   $(24.8) $(20.8)
                                                                                    ======      ======    ======  ======

Gross gains were realized on the sale of available-for-sale and held-to-maturity securities of $9.4 million from April 29 through December 31, 2004, $10.1 million from January 1, 2004 through April 28, 2004, $38.2 million in 2003 and $12.7 million in 2002, and gross losses were realized on the sale of available-for-sale securities of $2.0 million from April 29, 2004 through December 31, 2004, $0.3 million from January 1, 2004 through April 28, 2004, $8.8 million in 2003 and $13.3 million in 2002.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                                         Gross      Gross
                                                                             Amortized Unrealized Unrealized  Fair
                                                                               Cost      Gains      Losses    Value
                                                                             --------- ---------- ---------- --------
                                                                                          (in millions)
December 31, 2004
Available-for-Sale:
Corporate securities........................................................ $3,258.5    $ 67.4     $ 5.5    $3,320.4
Asset-backed and mortgage-backed securities.................................    771.5       9.0       3.9       776.6
Obligations of states and political subdivisions............................     33.1       0.2       0.1        33.2
Debt securities issued by foreign governments...............................      1.8       0.1        --         1.9
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................      3.4       0.1        --         3.5
                                                                             --------    ------     -----    --------
Fixed maturities available-for-sale total...................................  4,068.3      76.8       9.5     4,135.6
Equity securities...........................................................     36.6       0.4       0.1        36.9
                                                                             --------    ------     -----    --------
 Total fixed maturities and equity securities available-for-sale............ $4,104.9    $ 77.2     $ 9.6    $4,172.5
                                                                             ========    ======     =====    ========
December 31, 2003
Held-to-Maturity:
Corporate securities........................................................ $   71.0    $  0.3     $ 0.4    $   70.9
Mortgage-backed securities..................................................      7.7       0.2        --         7.9
Obligations of states and political subdivisions............................       --        --        --          --
                                                                             --------    ------     -----    --------
 Total fixed maturities held-to-maturity.................................... $   78.7    $  0.5     $ 0.4    $   78.8
                                                                             ========    ======     =====    ========
Available-for-Sale:
Corporate securities........................................................ $3,080.0    $181.2     $26.3    $3,234.9
Mortgage-backed securities..................................................    502.4      20.9      12.4       510.9
Obligations of states and political subdivisions............................     12.5       0.3        --        12.8
Debt securities issued by foreign governments...............................      2.2       0.3        --         2.5
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................     24.4       1.4        --        25.8
                                                                             --------    ------     -----    --------
Fixed maturities available-for-sale.........................................  3,621.5     204.1      38.7     3,786.9
Equity securities...........................................................     39.6       2.1        --        41.7
                                                                             --------    ------     -----    --------
 Total fixed maturities and equity securities available-for-sale............ $3,661.1    $206.2     $38.7    $3,828.6
                                                                             ========    ======     =====    ========

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below:

                                                             Amortized  Fair
                                                               Cost     Value
                                                             --------- --------
                                                               (in millions)
Available-for-Sale:
Due in one year or less..................................... $  226.1  $  226.7
Due after one year through five years.......................    985.1     993.5
Due after five years through ten years......................  1,316.0   1,348.3
Due after ten years.........................................    769.6     790.5
                                                             --------  --------
                                                              3,296.8   3,359.0
Mortgage-backed securities..................................    771.5     776.6
                                                             --------  --------
  Total..................................................... $4,068.3  $4,135.6
                                                             ========  ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a security lending program for the purpose of enhancing income on securities held. The Company had $160.1 million and $212.5 million of securities at fair value on loan to various brokers/dealers at December 31, 2004 and 2003, respectively which were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

Depreciation expense on investment real estate was $1.0 million, $ - million and $ - million, in 2004, 2003, and 2002, respectively. Accumulated depreciation was $2.7 million and $1.7 million at December 31, 2004 and 2003, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                Unrealized Losses on Fixed Maturity Securities

                                                                           As of December 31, 2004
                                               --------------------------------------------------------------------------------
                                                  Less than 12 months         12 months or more                Total
                                               -------------------------- -------------------------- --------------------------
                                               Carrying Value             Carrying Value             Carrying Value
                                                of Securities              of Securities              of Securities
                                                 with Gross    Unrealized   with Gross    Unrealized   with Gross    Unrealized
                                               Unrealized Loss   Losses   Unrealized Loss   Losses   Unrealized Loss   Losses
                                               --------------- ---------- --------------- ---------- --------------- ----------
Description of Securities:
US Treasury obligations and direct obligations
  of U.S. government agencies.................    $   20.0        $0.1          --            --        $   20.0        $0.1
Federal agency mortgage backed securities.....       305.5         3.9          --            --           305.5         3.9
Debt securities issued by foreign
  governments.................................          --          --          --            --              --          --
Corporate bonds...............................       799.1         5.5          --            --           799.1         5.5
                                                  --------        ----          --            --        --------        ----
Total, debt securities........................     1,124.6         9.5          --            --         1,124.6         9.5
Common stocks.................................          --         0.1          --            --              --         0.1
                                                  --------        ----          --            --        --------        ----
Total.........................................    $1,124.6        $9.6          --            --        $1,124.6        $9.6
                                                  ========        ====          ==            ==        ========        ====

The aging of unrealized losses above reflects the mark to market of the portfolio on April 28, 2004. Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2004 the fixed maturity securities had a total gross unrealized loss of $9.6 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. The gross unrealized loss as of December 31, 2004 was largely due to interest rate changes since April 28, 2004.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                    Balance at                      Balance at
                                    Beginning                         End of
                                    of Period  Additions Deductions   Period
                                    ---------- --------- ---------- ----------
                                                  (in millions)
 April 29 through December 31, 2004
  Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
  Real estate to be disposed of....      --        --         --         --
                                       ----      ----       ----       ----
  Total............................    $2.3      $3.3       $2.3       $3.3
                                       ====      ====       ====       ====
 January 1 through April 28, 2004..
  Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
  Real estate to be disposed of....      --        --         --         --
                                       ----      ----       ----       ----
  Total............................    $2.5        --       $0.2       $2.3
                                       ====      ====       ====       ====
 Year ended December 31, 2003......
  Mortgage loans on real estate....    $2.9      $0.2       $0.6       $2.5
  Real estate to be disposed of....      --        --         --         --
                                       ----      ----       ----       ----
  Total............................    $2.9      $0.2       $0.6       $2.5
                                       ====      ====       ====       ====
 Year ended December 31, 2002......
  Mortgage loans on real estate....    $5.5        --       $2.6       $2.9
  Real estate to be disposed of....     0.8        --        0.8         --
                                       ----      ----       ----       ----
  Total............................    $6.3        --       $3.4       $2.9
                                       ====      ====       ====       ====

At December 31, 2004 and 2003, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2004   2003
                                                                  -----  -----
                                                                  (in millions)
 Impaired mortgage loans on real estate with provision for losses $11.5  $ 0.8
 Provision for losses............................................  (3.2)  (0.2)
                                                                  -----  -----
 Net impaired mortgage loans on real estate...................... $ 8.3  $ 0.6
                                                                  =====  =====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2004     2003    2002
                                                     ----     ----    ----
                                                     (in millions)
            Average recorded investment in impaired
              loans................................. $6.2     $0.4    $1.2
            Interest income recognized on impaired
              loans.................................   --       --      --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $10.8 million and $11.9 million as of December 31, 2004 and 2003, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years Ended December 31,
                                     ------------------------
                                     2004     2003    2002
                                     ----     ----    ----
                                     (in millions)
                            Expected $1.1     $0.5    $0.3
                            Actual..  0.7      0.4     0.2

At December 31, 2004, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                               Carrying Amount                                Carrying Amount
Collateral Property Type        (in millions)  Geographic Concentration        (in millions)
-----------------------------  --------------- -----------------------------  ---------------
Apartments....................    $  119.3     East North Central............    $  110.8
Hotels........................        22.9     East South Central............        45.2
Industrial....................       131.3     Middle Atlantic...............        94.8
Office buildings..............       192.6     Mountain......................        66.5
Retail........................       256.6     New England...................        85.9
Multi family..................          --     Pacific.......................       254.1
Mixed Use.....................        74.6     South Atlantic................       289.2
Agricultural..................       238.8     West North Central............        26.9
Other.........................        28.9     West South Central............        89.5
                                               Canada/Other..................         2.1
Allowance for losses..........        (3.2)    Allowance for losses..........        (3.2)
                                  --------                                       --------
Total.........................    $1,061.8     Total.........................    $1,061.8
                                  ========                                       ========

Mortgage loans with outstanding principal balances of $5.5 million, and bonds with amortized cost of $10.9 million were non-income producing at December 31, 2004. There was no non-income producing real estate at year ended December 31, 2004.

Note 5 -- Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2004 and 2003 was $2.1 million and $6.3 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2004 and 2003 was $66.2 million and $63.1 million and appears on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period December 31, 2003, the Company recognized net losses of $4.0 million related to the ineffective portion of its fair value hedges.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6 -- Income Taxes

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                            April 29   January 1
                                            through     through
                                          December 31, April 28,
                                              2004       2004    2003   2002
                                          ------------ --------- ----- ------
                                                     (in millions)
 Current taxes:
   Federal...............................    $29.9       $21.8   $25.2 $ (9.8)
   Foreign...............................      0.3         0.1     0.2   (0.2)
                                             -----       -----   ----- ------
                                              30.2        21.9    25.4  (10.0)
 Deferred taxes:
   Federal...............................     17.6        (0.2)   30.4   68.4
                                             -----       -----   ----- ------
 Total income taxes......................    $47.8       $21.7   $55.8 $ 58.4
                                             =====       =====   ===== ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes, cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                               April 29   January 1
                                                               through     through
                                                             December 31, April 28,
                                                                 2004       2004     2003   2002
                                                             ------------ --------- -----  -----
                                                                        (in millions)
Tax at 35%..................................................    $49.4       $23.2   $59.5  $60.6
Add (deduct):
  Prior year taxes..........................................      1.2         0.5     1.2    2.2
  Tax credits...............................................     (1.4)       (0.6)   (1.5)  (0.8)
  Foreign taxes.............................................      0.4          --     0.2    0.2
  Tax exempt investment income..............................       --          --    (0.3)  (3.6)
  Other.....................................................     (1.8)       (1.4)   (3.3)  (0.2)
                                                                -----       -----   -----  -----
   Total income taxes.......................................    $47.8       $21.7   $55.8  $58.4
                                                                =====       =====   =====  =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                                -------------
                                                                 2004   2003
                                                                ------ ------
                                                                (in millions)
   Deferred tax assets:
   Policy reserve adjustments.................................. $137.8 $210.5
   Other employee benefits.....................................   17.4   25.5
   Book over tax basis of investments..........................   18.0   12.0
   Deferred policy acquisition costs...........................   49.4     --
   Lease income................................................   16.8     --
   Other.......................................................    8.7   12.1
                                                                ------ ------
     Total deferred tax assets.................................  248.1  260.1
                                                                ------ ------
   Deferred tax liabilities:
   Deferred policy acquisition costs...........................     --  405.2
   Depreciation................................................    1.7    2.3
   Basis in partnerships.......................................    1.8    0.1
   Market discount on bonds....................................    2.7    2.1
   Lease income................................................     --  102.9
   Unrealized gains............................................   18.0   42.3
   Merger expenses.............................................   86.9     --
   Value of business acquired..................................  450.9     --
                                                                ------ ------
     Total deferred tax liabilities............................  562.0  554.9
                                                                ------ ------
     Net deferred tax liabilities.............................. $313.9 $294.8
                                                                ====== ======

The Company made income tax payments of $34.6 million, $17.7 million and $27.2 million in 2004, 2003 and 2002, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 -- Reinsurance


The effect of reinsurance on premiums written and earned was as follows:

                                                             April 29 through  January 1 through
                                                             December 31, 2004  April 28, 2004         2003
                                                             ---------------   ---------------   ---------------
                                                                      Premiums          Premiums         Premiums
                                                             Written   Earned  Written   Earned  Written  Earned
                                                             -------  -------- -------  -------- ------- --------
                                                                                        (in millions)
Direct...................................................... $114.2    $114.8  $ 59.6    $ 58.9  $160.2   $160.2
Ceded.......................................................  (64.4)    (64.4)  (33.5)    (33.5)  (93.0)   (93.0)
                                                             ------    ------  ------    ------  ------   ------
Net life premiums........................................... $ 49.8    $ 50.4  $ 26.1    $ 25.4  $ 67.2   $ 67.2
                                                             ======    ======  ======    ======  ======   ======

                                                                   2002
                                                             ---------------
                                                                     Premiums
                                                             Written  Earned
                                                             ------- --------

Direct...................................................... $105.3   $105.3
Ceded.......................................................  (46.8)   (46.8)
                                                             ------   ------
Net life premiums........................................... $ 58.5   $ 58.5
                                                             ======   ======

For the period April 29, 2004 through December 31, 2004, benefits to policyholders under life insurance ceded reinsurance contracts were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million. For the years ended December 31, 2003 and 2002, these ceded benefits were $8.5 million and $7.9 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements refer to Note 3 -- Related Party Transactions.

Note 8 -- Commitments and Contingencies

Commitments

At December 31, 2004, the company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $33.9 million, $36.0 million, $
- million and $79.2 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $149.1 million at December 31, 2004. The majority of these commitments expire in 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Legal Proceedings. The Company is, primarily through its parent the Life Company, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning our compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, we have been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to mutual funds underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices.

We intend to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. We do not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

Note 9 -- Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 -- Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2004 and 2003.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                                                              Accumulated
                                                                                                                 Other
                                                                                                             Comprehensive
                                                                                                             Income (Loss)
                                                                                                             -------------
                                                                                                             (in millions)
Predecessor Company
Balance at January 1, 2002..................................................................................    $ 12.9
Gross unrealized gains (losses) (net of deferred income tax benefit of $12.9 million).......................      21.4
Reclassification adjustment for gains (losses), realized in net income (net of tax expense of $0.2 million).      (0.4)
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $6.7 million)......................................................     (12.5)
                                                                                                                ------
Net unrealized gains (losses)...............................................................................       8.5
                                                                                                                ------
Balance at December 31, 2002................................................................................    $ 21.4
                                                                                                                ======
Gross unrealized gains (losses) (net of deferred income tax benefit of $27.4 million).......................      52.2
Reclassification adjustment for gains (losses), realized in net income (net of tax benefit of $10.3 million)      19.1
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $8.2 million)......................................................     (15.1)
                                                                                                                ------
Net unrealized gains (losses)...............................................................................      56.2
                                                                                                                ------
Balance at December 31, 2003................................................................................    $ 77.6
                                                                                                                ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                          Accumulated
                                                                                             Other
                                                                                         Comprehensive
                                                                                        Income (Losses)
                                                                                        ---------------
Balance at December 31, 2003...........................................................     $ 77.6
Gross unrealized gains (losses) (net of deferred income tax expense of $11.3 million)..      (20.9)
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $(17.3) million)..............................       32.1
                                                                                            ------
Balance at April 28, 2004..............................................................     $ 88.8
                                                                                            ======
Acquisition by Manulife Financial Corporation:
Sale of shareholders' equity...........................................................     $(88.8)
Company
Balance at April 29, 2004..............................................................         --
Gross unrealized gains (losses) (net of deferred income tax expense of $(23.7) million)     $ 43.9
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $5.7 million).................................      (10.5)
                                                                                            ------
Net unrealized gains (losses)..........................................................       33.4
                                                                                            ------
Balance at December 31, 2004...........................................................     $ 33.4
                                                                                            ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                        2004    2003    2002
                                                                       ------  ------  ------
                                                                            (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities................................................... $ 67.3  $165.4  $ 62.0
   Equity investments.................................................    0.3     2.1     0.8
   Other..............................................................     --     1.9    (2.4)
                                                                       ------  ------  ------
Total.................................................................   67.6   169.4    60.4
Amounts of unrealized investment (gains) losses attributable to:
  Deferred policy acquisition cost and value of business acquired.....  (16.2)  (49.5)  (26.2)
  Deferred Federal income taxes.......................................  (18.0)  (42.3)  (12.8)
                                                                       ------  ------  ------
Total.................................................................  (34.2)  (91.8)  (39.0)
                                                                       ------  ------  ------
Net unrealized investment gains (losses).............................. $ 33.4  $ 77.6  $ 21.4
                                                                       ======  ======  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2004, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                   2004   2003   2002
                                                  ------ ------ ------
                                                     (in millions)
         Statutory net income.................... $162.2 $ 82.1 $ 52.7
         Statutory surplus.......................  810.8  669.4  589.6

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 -- Segment Information

As a result of the merger with Manulife (see Note 1 -- Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated and reconcile segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

Company                                                                                                 Wealth
Period from April 29 through December 31, 2004                                            Protection  Management   Consolidated
----------------------------------------------------------------------------------------- ---------- ------------- ------------
                                                                                                     (in millions)
Revenues:
Revenues from external customers......................................................... $   283.2    $   15.8     $   299.0
Net investment income....................................................................     184.4        10.2         194.6
Net realized investment and other gains (losses).........................................     (15.0)       (0.3)        (15.3)
                                                                                          ---------    --------     ---------
Revenues................................................................................. $   452.6    $   25.7     $   478.3
                                                                                          =========    ========     =========
Net income............................................................................... $    87.9    $    5.4     $    93.3
                                                                                          =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method..................... $    14.2    $    0.3     $    14.5
Carrying value of investments accounted for by the equity method.........................     291.2        13.5         304.7
Amortization of deferred policy acquisition costs and value of business acquired.........      14.7         7.2          21.9
Income tax expense.......................................................................      47.0         0.8          47.8
Segment assets........................................................................... $14,451.4    $1,485.1     $15,936.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses)......................................... $   (23.5)   $   (0.8)    $   (24.3)
Less amortization of deferred policy acquisition costs related and value of business
  acquired related to net realized investment and other gains (losses)...................       8.5         0.5           9.0
                                                                                          ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired -- per consolidated
  statements of income................................................................... $   (15.0)   $   (0.3)    $   (15.3)
                                                                                          =========    ========     =========

Predecessor Company                                                                                     Wealth
Period from January 1 through April 28, 2004                                              Protection  Management   Consolidated
----------------------------------------------------------------------------------------- ---------- ------------- ------------
                                                                                                     (in millions)
Revenues:
Revenues from external customers......................................................... $   149.5    $    8.3     $   157.8
Net investment income....................................................................     106.8         6.1         112.9
Net realized investment and other gains (losses).........................................       0.3        (1.3)         (1.0)
                                                                                          ---------    --------     ---------
Revenues................................................................................. $   256.6    $   13.1     $   269.7
                                                                                          =========    ========     =========
Net income............................................................................... $    47.3    $   (5.6)    $    41.7
                                                                                          =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method..................... $     2.0    $    0.1     $     2.1
Amortization of deferred policy acquisition costs and value of business acquired.........      24.2         9.0          33.2
Income tax expense.......................................................................      23.0        (1.3)         21.7
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses)......................................... $    (0.9)   $   (2.5)    $    (3.4)
Less amortization of deferred policy acquisition costs and value of the business
  acquired related to the net realized investment and other gains (losses)...............       1.2         1.2           2.4
                                                                                          ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of the business acquired -- per consolidated
  statements of income................................................................... $     0.3    $   (1.3)    $    (1.0)
                                                                                          =========    ========     =========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Predecessor Company                                                                                     Wealth
Year Ended December 31, 2003                                                              Protection  Management   Consolidated
----------------------------------------------------------------------------------------- ---------- ------------- ------------
                                                                                                     (in millions)
Revenues:
Revenue from external customers.......................................................... $   408.8    $   26.3     $   435.1
Net investment income....................................................................     302.8        13.5         316.3
Net realized investment and other gains (losses).........................................     (27.0)        2.2         (24.8)
                                                                                          ---------    --------     ---------
Revenues................................................................................. $   684.6    $   42.0     $   726.6
                                                                                          =========    ========     =========
Net Income:
Net income............................................................................... $   105.1    $    2.6     $   107.7
                                                                                          =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method..................... $     8.6    $    0.2     $     8.8
Carrying value of investments accounted for by the equity method.........................     103.1         7.4         110.5
Amortization of deferred policy acquisition costs and value of business acquired.........      90.1        14.7         104.8
Income tax expense.......................................................................      55.3         0.5          55.8
Segment assets........................................................................... $12,256.6    $1,638.8     $13,895.4
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses)......................................... $   (34.0)   $    3.8     $   (30.2)
Less amortization of deferred policy acquisition costs and value of business acquired
  related to net realized investment and other gains (losses)............................       7.0        (1.6)          5.4
                                                                                          ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs -- and value of business acquired -- per consolidated
  statements of income................................................................... $   (27.0)   $    2.2     $   (24.8)
                                                                                          =========    ========     =========

Predecessor Company                                                                                     Wealth
Year Ended December 31, 2002                                                              Protection  Management   Consolidated
----------------------------------------------------------------------------------------- ---------- ------------- ------------
                                                                                                     (in millions)
Revenues:
Revenue from external customers.......................................................... $   384.2    $   31.6     $   415.8
Net investment income....................................................................     266.8         3.3         270.1
Net realized investment and other gains (losses).........................................     (20.4)       (0.4)        (20.8)
                                                                                          ---------    --------     ---------
Revenues................................................................................. $   630.6    $   34.5     $   665.1
                                                                                          =========    ========     =========
Net Income:
Net income............................................................................... $   123.1    $   (8.3)    $   114.8
                                                                                          =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method..................... $     4.2    $     --     $     4.2
Carrying value of investments accounted for by the equity method.........................      50.1         1.7          51.8
Amortization of deferred policy acquisition costs and value of business acquired.........      28.8        31.2          60.0
Income tax expense.......................................................................      65.3        (6.9)         58.4
Segment assets........................................................................... $10,325.3    $1,516.2     $11,841.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses)......................................... $   (27.9)   $   (0.4)    $   (28.3)
Less amortization of deferred policy acquisition costs and value business acquired
  related to net realized realized investment and other gains (losses)...................       7.5          --           7.5
                                                                                          ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired -- per consolidated
  statements of income................................................................... $   (20.4)   $   (0.4)    $   (20.8)
                                                                                          =========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Credit Chief Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                              December 31,
                                                   -----------------------------------
                                                         2004              2003
                                                   ----------------- -----------------
                                                   Carrying  Fair    Carrying  Fair
                                                    Value    Value    Value    Value
                                                   -------- -------- -------- --------
                                                              (in millions)
Assets:
Fixed maturities:
  Held-to-maturity................................       --       -- $   78.7 $   78.8
  Available-for-sale.............................. $4,135.6 $4,135.6  3,786.9  3,786.9
Equity securities:
  Available-for-sale..............................     36.9     36.9     41.7     41.7
Mortgage loans on real estate.....................  1,061.8  1,072.7    883.0    943.4
Policy loans......................................    387.1    387.1    370.9    370.9
Short-term investments............................      0.1      0.1     10.1     10.1
Cash and cash equivalents.........................    100.3    100.3     67.7     67.7
Derivatives:
  Interest rate swap agreements...................      2.0      2.0      4.4      4.4
  Interest rate cap agreements....................      0.1      0.1      1.1      1.1
  Interest rate floor agreements..................     13.2     13.2     12.6     12.6
  Equity collar agreements........................       --       --      0.1      0.1
Liabilities:
Fixed rate deferred and immediate annuities....... $  304.6 $  304.6 $  276.6 $  281.1
Derivatives:
  Interest rate swap agreements...................     61.3     61.3     54.8     54.8
  Credit Default Swaps............................      0.2      0.2       --       --
Commitments.......................................       --    149.1       --    229.7

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company will test non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets will be tested only in response to triggering events. The Company will test goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets will be evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments will be recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                   Accumulated
                                 Gross Carrying   Amortization    Net Carrying
                                     Amount     and Other Changes    Amount
                                 -------------- ----------------- ------------
                                                 (in millions)
 December 31, 2004
 Unamortizable intangible assets
  Goodwill......................    $  410.8             --         $  410.8
  Brand name....................        84.7             --             84.7
 Amortizable intangible assets:
  Distribution networks.........       134.4         $ (0.5)           133.9
  VOBA..........................     1,289.4          (26.6)         1,262.8
 December 31, 2003
 Amortizable intangible assets:
  VOBA..........................    $   25.0         $(22.7)        $    2.3

                                                                                       Period from  Period from
                                                                                         April 29    January 1
                                                                                         through      through
                                                                                       December 31,  April 28,
                                                                                           2004        2004     2003 2002
                                                                                       ------------ ----------- ---- ----
                                                                                                 (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.2 million, $ - million, $ - million and $ -
  million, respectively...............................................................     $0.3          --       --   --
VOBA, net of tax of $3.3 million, $0.1 million, $0.3 million and $0.4 million,
  respectively........................................................................      6.0        $0.2     $0.6 $0.7
                                                                                           ----        ----     ---- ----
Aggregate amortization expense, net of tax of $3.5 million, $0.1 million, $0.3 million
  and $0.4 million, respectively......................................................     $6.3        $0.2     $0.6 $0.7
                                                                                           ====        ====     ==== ====

                                                                                  Tax Effect Net Expense
                                                                                  ---------- -----------
                                                                                      (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2005.............................................................................   $19.8       $36.7
2006.............................................................................    18.2        33.7
2007.............................................................................    16.7        31.0
2008.............................................................................    15.2        28.2
2009.............................................................................    15.1        28.1

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Goodwill:
  Balance at January 1, 2004..............       --        --           --
  Goodwill recognized (1).................   $368.5     $42.3       $410.8
                                             ------     -----       ------
  Balance at December 31, 2004............   $368.5     $42.3       $410.8
                                             ======     =====       ======

(1)Goodwill recognized in the purchase transaction with Manulife.

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Brand name:
  Balance at January 1, 2004..............      --         --          --
  Brand name recognized (1)...............   $79.9       $4.8       $84.7
                                             -----       ----       -----
  Balance at December 31, 2004............   $79.9       $4.8       $84.7
                                             =====       ====       =====

(1)Brand name recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  Distribution network:
  Balance at January 1, 2004..............       --        --           --
  Distribution networks recognized (1)....   $131.9      $2.5       $134.4
  Amortization............................     (0.5)       --         (0.5)
                                             ------      ----       ------
  Balance at December 31, 2004............   $131.4      $2.5       $133.9
                                             ======      ====       ======

(1)Distribution networks recognized in the purchase transaction with Manulife.

                                                        Wealth
                                           Protection Management Consolidated
                                           ---------- ---------- ------------
                                                     (in millions)
  VOBA:
  Balance at January 1, 2004..............   $ 2.3        --        $ 2.3
  Amortization............................    (0.3)       --         (0.3)
  Adjustment to unrealized gains on
    securities available for sale.........     5.6        --          5.6
  Other adjustments.......................      --        --           --
                                             -----        --        -----
  Balance at April 28, 2004...............   $ 7.6        --        $ 7.6
                                             =====        ==        =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at April 29, 2004......................................  $    7.6       --      $    7.6
VOBA derecognized (1)..........................................      (7.6)      --          (7.6)
VOBA recognized (2)............................................   1,218.3    $71.1       1,289.4
Amortization...................................................      (2.8)    (6.5)         (9.3)
Adjustment to unrealized gains on securities available for sale     (16.1)    (1.2)        (17.3)
                                                                 --------    -----      --------
Balance at December 31, 2004...................................  $1,199.4    $63.4      $1,262.8
                                                                 ========    =====      ========

(1) VOBA derecognized in the purchase transaction with Manulife.
(2) VOBA recognized in the purchase transaction with Manulife.

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
VOBA:
Balance at January 1, 2003.....................................   $ 6.0        --        $ 6.0
Amortization...................................................    (0.9)       --         (0.9)
Adjustment to unrealized gains on securities available for sale    (2.8)       --         (2.8)
                                                                  -----        --        -----
Balance at December 31, 2003...................................   $ 2.3        --        $ 2.3
                                                                  =====        ==        =====

Note 13 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2004 and 2003, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                December 31,   December 31,
                                                    2004           2003
                                                ------------   ------------
                                                (in millions, except for age)
       Life contracts with guaranteed benefits
       In the event of death
        Account values.........................   $6,088.1       $5,513.7
        Net amount at risk related to deposits.      112.3           98.9
        Average attained age of contractholders         44             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2004 and December 31, 2003, the Company had the following variable annuity contracts with guarantees. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation balance minus the current account balance.

                                                                              December 31, December 31,
                                                                                  2004         2003
                                                                              ------------ ------------
                                                                              (in millions, except for
                                                                                 ages and percents)
Return of net deposits
In the event of death
 Account value...............................................................    $274.0       $309.2
 Net amount at risk..........................................................      31.0         40.3
 Average attained age of contractholders.....................................      63.6         62.6
Return of net deposits plus a minimum return
In the event of death
 Account value...............................................................    $135.0       $152.3
 Net amount at risk..........................................................      60.1         57.3
 Average attained age of contractholders.....................................      64.8         63.8
 Guaranteed minimum return rate..............................................         5%           5%
At annuitization
 Account value...............................................................    $ 52.8       $ 52.9
 Net amount at risk..........................................................      10.0           --
 Average attained age of contractholders.....................................        59           58
 Range of guaranteed minimum return rates....................................       4-5%         4-5%
Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
 Account value...............................................................    $637.2       $754.4
 Net amount at risk..........................................................      94.8        147.4
 Average attained age of contractholders.....................................      62.9         61.9

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Account balances of variable life and annuity contracts with guarantees were invested in various separate accounts in mutual funds which included foreign and domestic equities and bonds as shown below:

                                                December 31, December 31,
                                                    2004         2003
                                                ------------ ------------
                                                      (in millions)
       Type of Fund
       Domestic Equity -- Growth Funds.........   $1,959.2     $1,729.8
       Domestic Bond Funds.....................    1,102.4      1,327.3
       Domestic Equity -- Growth & Income Funds    1,592.8      1,505.4
       Balanced Investment Funds...............    1,120.8      1,064.8
       Domestic Equity -- Value Funds..........      646.0        507.0
       International Equity Funds..............      604.0        433.9
       International Bond Funds................       66.2         58.3
       Hedge Funds.............................       31.1         22.7
                                                  --------     --------
        Total..................................   $7,122.5     $6,649.2
                                                  ========     ========

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                               Guaranteed     Guaranteed
                                                 Minimum       Minimum
                                              Death Benefit Income Benefit
                                                 (GMDB)         (GMIB)     Totals
                                              ------------- -------------- ------
                                                         (in millions)
Balance at January 1, 2004...................     $22.9          $0.4      $23.3
Incurred guarantee benefits..................       2.9            --        2.9
Fair value adjustment at Manulife acquisition       0.8           0.1        0.9
Paid guarantee benefits......................      (3.7)           --       (3.7)
                                                  -----          ----      -----
Balance at December 31, 2004.................     $22.9          $0.5      $23.4
                                                  =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December, 2004.

  . Data used included 1,000 and 200 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

  . Volatility assumptions depended on mix of investments by contract type and were 19% for annuity and 13.8% for life products.

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product

  .   Mean investment performance assumptions for annuity contracts were 8.67%.

  .   Annuity mortality was assumed to be 100% of the Annuity 2000 table.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

  .   Annuity discount rate was 6.5%.

The GMIB liability represents the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization, recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
John Hancock Variable Life Account S of John Hancock Variable Life Insurance
  Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, CSI Equity , Fidelity VIP II Contrafund
(SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC), M Fund Turner Core Growth, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation, M Fund Business Opportunities Value, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (IC) and MFS Research Series (IC) Sub-accounts) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Life Account S at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 2, 2005

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2004

                                                 Large Cap               Financial  International   Health
                                                   Growth    Active Bond Industries Equity Index   Sciences
                                                 Subaccount  Subaccount  Subaccount  Subaccount   Subaccount
                                                ------------ ----------- ---------- ------------- ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $102,680,501 $73,314,142 $1,205,932  $57,935,992  $3,989,442
 Outside Trust, at value.......................           --          --         --           --          --
                                                ------------ ----------- ----------  -----------  ----------
Total Assets................................... $102,680,501 $73,314,142 $1,205,932  $57,935,992  $3,989,442
                                                ============ =========== ==========  ===========  ==========
Net Assets:
Contracts in accumulation...................... $102,680,501 $73,314,142 $1,205,932  $57,935,992  $3,989,442
                                                ------------ ----------- ----------  -----------  ----------
Total net assets............................... $102,680,501 $73,314,142 $1,205,932  $57,935,992  $3,989,442
                                                ============ =========== ==========  ===========  ==========
Units outstanding..............................    4,642,984   3,423,077    109,147    3,335,334     349,496
                                                ============ =========== ==========  ===========  ==========
Unit value (in accumulation)................... $      22.12 $     21.42 $    11.05  $     17.37  $    11.41
                                                ============ =========== ==========  ===========  ==========

                                                 Earnings    Large Cap   Fundamental               Mid Cap
                                                  Growth       Value        Value    Money Market   Growth
                                                Subaccount   Subaccount  Subaccount   Subaccount  Subaccount
                                                ----------- ------------ ----------- ------------ -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $31,527,772 $166,348,361 $44,986,510 $122,374,288 $47,395,376
 Outside Trust, at value.......................          --           --          --           --          --
                                                ----------- ------------ ----------- ------------ -----------
Total Assets................................... $31,527,772 $166,348,361 $44,986,510 $122,374,288 $47,395,376
                                                =========== ============ =========== ============ ===========
Net Assets:
Contracts in accumulation...................... $31,527,772 $166,348,361 $44,986,510 $122,374,288 $47,395,376
                                                ----------- ------------ ----------- ------------ -----------
Total net assets............................... $31,527,772 $166,348,361 $44,986,510 $122,374,288 $47,395,376
                                                =========== ============ =========== ============ ===========
Units outstanding..............................   2,500,160    7,410,574   3,795,840    8,342,236   2,102,612
                                                =========== ============ =========== ============ ===========
Unit value (in accumulation)................... $     12.61 $      22.45 $     11.85 $      14.67 $     22.54
                                                =========== ============ =========== ============ ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004


                                                             Mid Cap    Small Cap   Real Estate   Growth &
                                                Bond Index   Value B      Value       Equity       Income
                                                Subaccount  Subaccount  Subaccount  Subaccount   Subaccount
                                                ----------- ----------- ----------- ----------- ------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $50,017,981 $72,854,467 $76,498,819 $52,709,763 $177,101,751
 Outside Trust, at value.......................          --          --          --          --           --
                                                ----------- ----------- ----------- ----------- ------------
Total Assets................................... $50,017,981 $72,854,467 $76,498,819 $52,709,763 $177,101,751
                                                =========== =========== =========== =========== ============
Net Assets:
Contracts in accumulation...................... $50,017,981 $72,854,467 $76,498,819 $52,709,763 $177,101,751
                                                ----------- ----------- ----------- ----------- ------------
Total net assets............................... $50,017,981 $72,854,467 $76,498,819 $52,709,763 $177,101,751
                                                =========== =========== =========== =========== ============
Units outstanding..............................   3,391,963   4,412,241   4,024,081   1,365,212    6,350,907
                                                =========== =========== =========== =========== ============
Unit value (in accumulation)................... $     14.75 $     16.51 $     19.01 $     38.61 $      27.89
                                                =========== =========== =========== =========== ============

                                                             Total Return Short-Term     Small Cap     Overseas
                                                  Managed        Bond        Bond     Emerging Growth  Equity B
                                                 Subaccount   Subaccount  Subaccount    Subaccount    Subaccount
                                                ------------ ------------ ----------- --------------- -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $183,581,570 $14,472,277  $66,797,269   $56,765,132   $70,911,650
 Outside Trust, at value.......................           --          --           --            --            --
                                                ------------ -----------  -----------   -----------   -----------
Total Assets................................... $183,581,570 $14,472,277  $66,797,269   $56,765,132   $70,911,650
                                                ============ ===========  ===========   ===========   ===========
Net Assets:
Contracts in accumulation...................... $183,581,570 $14,472,277  $66,797,269   $56,765,132   $70,911,650
                                                ------------ -----------  -----------   -----------   -----------
Total net assets............................... $183,581,570 $14,472,277  $66,797,269   $56,765,132   $70,911,650
                                                ============ ===========  ===========   ===========   ===========
Units outstanding..............................    5,205,834   1,353,930    4,118,072     4,546,964     5,450,350
                                                ============ ===========  ===========   ===========   ===========
Unit value (in accumulation)................... $      35.26 $     10.69  $     16.22   $     12.48   $     13.01
                                                ============ ===========  ===========   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004


                                                                                                     AIM V.I.
                                                                                        AIM V.I.      Capital
                                                             High Yield              Premier Equity Development
                                                Equity Index    Bond     Global Bond    Series 1     Series 2
                                                 Subaccount  Subaccount  Subaccount    Subaccount   Subaccount
                                                ------------ ----------- ----------- -------------- -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $422,233,384 $20,499,238 $30,526,572   $       --   $       --
 Outside Trust, at value.......................           --          --          --    6,516,165    1,784,324
                                                ------------ ----------- -----------   ----------   ----------
Total Assets................................... $422,233,384 $20,499,238 $30,526,572   $6,516,165   $1,784,324
                                                ============ =========== ===========   ==========   ==========
Net Assets:
Contracts in accumulation...................... $422,233,384 $20,499,238 $30,526,572   $6,516,165   $1,784,324
                                                ------------ ----------- -----------   ----------   ----------
Total net assets............................... $422,233,384 $20,499,238 $30,526,572   $6,516,165   $1,784,324
                                                ============ =========== ===========   ==========   ==========
Units outstanding..............................   22,008,321   1,864,937   1,503,733      840,776      152,873
                                                ============ =========== ===========   ==========   ==========
Unit value (in accumulation)................... $      19.19 $     10.99 $     20.30   $     7.75   $    11.67
                                                ============ =========== ===========   ==========   ==========

                                                                                                        Janus Aspen
                                                           Fidelity VIP II Fidelity VIP Fidelity VIP II  Worldwide
                                                CSI Equity Contrafund (SC) Growth (SC)   Overseas (SC)  Growth (SC)
                                                Subaccount   Subaccount     Subaccount    Subaccount    Subaccount
                                                ---------- --------------- ------------ --------------- -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value  $     --    $        --   $        --    $       --    $       --
 Outside Trust, at value.......................   135,832     41,851,860    14,070,683     3,972,859     3,192,415
                                                 --------    -----------   -----------    ----------    ----------
Total Assets...................................  $135,832    $41,851,860   $14,070,683    $3,972,859    $3,192,415
                                                 ========    ===========   ===========    ==========    ==========
Net Assets:
Contracts in accumulation......................  $135,832    $41,851,860   $14,070,683    $3,972,859    $3,192,415
                                                 --------    -----------   -----------    ----------    ----------
Total net assets...............................  $135,832    $41,851,860   $14,070,683    $3,972,859    $3,192,415
                                                 ========    ===========   ===========    ==========    ==========
Units outstanding..............................     9,873      2,730,566       729,626       224,517       517,394
                                                 ========    ===========   ===========    ==========    ==========
Unit value (in accumulation)...................  $  13.76    $     15.33   $     19.28    $    17.70    $     6.17
                                                 ========    ===========   ===========    ==========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004


                                                  Janus Aspen                 M Fund Brandes M Fund Frontier
                                                    Global      M Fund Turner International      Capital
                                                Technology (SC)  Core Growth      Equity      Appreciation
                                                  Subaccount     Subaccount     Subaccount     Subaccount
                                                --------------- ------------- -------------- ---------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value   $       --     $        --   $         --    $        --
 Outside Trust, at value.......................    1,118,195      36,736,126    109,759,967     69,530,549
                                                  ----------     -----------   ------------    -----------
Total Assets...................................   $1,118,195     $36,736,126   $109,759,967    $69,530,549
                                                  ==========     ===========   ============    ===========
Net Assets:
Contracts in accumulation......................   $1,118,195     $36,736,126   $109,759,967    $69,530,549
                                                  ----------     -----------   ------------    -----------
Total net assets...............................   $1,118,195     $36,736,126   $109,759,967    $69,530,549
                                                  ==========     ===========   ============    ===========
Units outstanding..............................      306,228       1,886,612      4,600,758      2,617,969
                                                  ==========     ===========   ============    ===========
Unit value (in accumulation)...................   $     3.65     $     19.47   $      23.86    $     26.56
                                                  ==========     ===========   ============    ===========

                                                                    MFS Investors   MFS New
                                                  M Fund Business   Growth Stock   Discovery  MFS Research
                                                Opportunities Value  Series (IC)  Series (IC) Series (IC)
                                                    Subaccount       Subaccount   Subaccount   Subaccount
                                                ------------------- ------------- ----------- ------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value     $       --       $       --   $        --   $     --
 Outside Trust, at value.......................      8,806,713        3,407,849    10,298,026    275,174
                                                    ----------       ----------   -----------   --------
Total Assets...................................     $8,806,713       $3,407,849   $10,298,026   $275,174
                                                    ==========       ==========   ===========   ========
Net Assets:
Contracts in accumulation......................     $8,806,713       $3,407,849   $10,298,026   $275,174
                                                    ----------       ----------   -----------   --------
Total net assets...............................     $8,806,713       $3,407,849   $10,298,026   $275,174
                                                    ==========       ==========   ===========   ========
Units outstanding..............................        706,874          365,465       965,434     16,169
                                                    ==========       ==========   ===========   ========
Unit value (in accumulation)...................     $    12.46       $     9.32   $     10.67   $  17.02
                                                    ==========       ==========   ===========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                               December 31, 2004

                                                         Large Cap                Financial  International   Health
                                                           Growth     Active Bond Industries Equity Index   Sciences
                                                         Subaccount   Subaccount  Subaccount  Subaccount   Subaccount
                                                        ------------  ----------- ---------- ------------- ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.......................... $    708,982  $2,464,980   $11,256    $1,112,444    $     --
                                                        ------------  ----------   -------    ----------    --------
Total Investment Income................................      708,982   2,464,980    11,256     1,112,444          --
Expenses:
 Mortality & expense risk..............................      239,087     105,950     3,283        96,742       6,530
                                                        ------------  ----------   -------    ----------    --------
Net investment income (loss)...........................      469,895   2,359,030     7,973     1,015,702      (6,530)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......  (11,045,513)    132,771    17,689     1,419,462      70,085
 Distributions received from realized capital gains of
   the underlying portfolio............................           --     924,138        --            --          --
                                                        ------------  ----------   -------    ----------    --------
Realized gain (loss)...................................  (11,045,513)  1,056,909    17,689     1,419,462      70,085
Change in unrealized appreciation (depreciation) during
  the year.............................................   14,356,150    (124,950)   39,736     6,777,942     218,991
                                                        ------------  ----------   -------    ----------    --------
Net increase (decrease) in net assets resulting from
  operations........................................... $  3,780,532  $3,290,989   $65,398    $9,213,106    $282,546
                                                        ============  ==========   =======    ==========    ========

                                                          Earnings   Large Cap   Fundamental                Mid Cap
                                                           Growth      Value        Value    Money Market    Growth
                                                         Subaccount  Subaccount  Subaccount   Subaccount   Subaccount
                                                        -----------  ----------- ----------- ------------ -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.......................... $   248,602  $ 2,361,978 $  557,707   $2,257,943  $        --
                                                        -----------  ----------- ----------   ----------  -----------
Total Investment Income................................     248,602    2,361,978    557,707    2,257,943           --
Expenses:
 Mortality & expense risk..............................      77,216      200,423     72,967      266,125       65,164
                                                        -----------  ----------- ----------   ----------  -----------
Net investment income (loss)...........................     171,386    2,161,555    484,740    1,991,818      (65,164)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......  (1,650,237)   6,912,090    740,936           --    4,715,957
 Distributions received from realized capital gains of
   the underlying portfolio............................          --    4,708,085         --           --    4,264,948
                                                        -----------  ----------- ----------   ----------  -----------
Realized gain (loss)...................................  (1,650,237)  11,620,175    740,936           --    8,980,905
Change in unrealized appreciation (depreciation) during
  the year.............................................   2,234,765    6,459,401  4,368,077           --   (4,303,219)
                                                        -----------  ----------- ----------   ----------  -----------
Net increase (decrease) in net assets resulting from
  operations........................................... $   755,914  $20,241,131 $5,593,753   $1,991,818  $ 4,612,522
                                                        ===========  =========== ==========   ==========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004


                                                                      Mid Cap    Small Cap   Real Estate   Growth &
                                                        Bond Index    Value B      Value       Equity       Income
                                                        Subaccount   Subaccount  Subaccount  Subaccount   Subaccount
                                                        ----------  -----------  ----------- ----------- ------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.......................... $2,244,746  $   224,082  $   586,038 $   907,539 $  1,824,102
                                                        ----------  -----------  ----------- ----------- ------------
Total Investment Income................................  2,244,746      224,082      586,038     907,539    1,824,102
Expenses:
 Mortality & expense risk..............................     58,228       60,087       54,952      59,585      600,602
                                                        ----------  -----------  ----------- ----------- ------------
Net investment income (loss)...........................  2,186,518      163,995      531,086     847,954    1,223,500
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......   (283,401)   6,066,303    6,486,829   1,573,251  (11,339,482)
 Distributions received from realized capital gains of
   the underlying portfolio............................     81,897    7,364,585    4,203,338   3,758,613           --
                                                        ----------  -----------  ----------- ----------- ------------
Realized gain (loss)...................................   (201,504)  13,430,888   10,690,167   5,331,864  (11,339,482)
Change in unrealized appreciation (depreciation) during
  the year.............................................    (16,454)  (4,422,551)   3,411,482   6,456,309   26,830,346
                                                        ----------  -----------  ----------- ----------- ------------
Net increase (decrease) in net assets resulting from
  operations........................................... $1,968,560  $ 9,172,332  $14,632,735 $12,636,127 $ 16,714,364
                                                        ==========  ===========  =========== =========== ============

                                                                     Total Return Short-Term     Small Cap     Overseas
                                                          Managed        Bond        Bond     Emerging Growth  Equity B
                                                         Subaccount   Subaccount  Subaccount    Subaccount    Subaccount
                                                        -----------  ------------ ----------  --------------- ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.......................... $ 3,223,754    $285,996   $1,830,067    $       --    $  246,814
                                                        -----------    --------   ----------    ----------    ----------
Total Investment Income................................   3,223,754     285,996    1,830,067            --       246,814
Expenses:
 Mortality & expense risk..............................     827,362       5,047       63,413        75,055        99,062
                                                        -----------    --------   ----------    ----------    ----------
Net investment income (loss)...........................   2,396,392     280,949    1,766,654       (75,055)      147,752
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......  (1,056,814)     76,383     (385,480)    1,970,134     1,931,723
 Distributions received from realized capital gains of
   the underlying portfolio............................          --     157,776           --            --            --
                                                        -----------    --------   ----------    ----------    ----------
Realized gain (loss)...................................  (1,056,814)    234,159     (385,480)    1,970,134     1,931,723
Change in unrealized appreciation (depreciation) during
  the year.............................................  11,030,460     (20,312)    (570,608)    2,300,368     4,439,372
                                                        -----------    --------   ----------    ----------    ----------
Net increase (decrease) in net assets resulting from
  operations........................................... $12,370,038    $494,796   $  810,566    $4,195,447    $6,518,847
                                                        ===========    ========   ==========    ==========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004


                                                                                                             AIM V.I.
                                                                                                AIM V.I.      Capital
                                                                     High Yield              Premier Equity Development
                                                        Equity Index    Bond     Global Bond    Series 1     Series 2
                                                         Subaccount  Subaccount  Subaccount    Subaccount   Subaccount
                                                        ------------ ----------  ----------- -------------- -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.......................... $ 6,254,888  $1,387,643  $1,554,888     $ 29,280     $     --
                                                        -----------  ----------  ----------     --------     --------
Total Investment Income................................   6,254,888   1,387,643   1,554,888       29,280           --
Expenses:
 Mortality & expense risk..............................     451,005      35,994      49,057        5,510          919
                                                        -----------  ----------  ----------     --------     --------
Net investment income (loss)...........................   5,803,883   1,351,649   1,505,831       23,770         (919)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......  (6,274,683)    277,423     635,398      (68,051)      31,814
 Distributions received from realized capital gains of
   the underlying portfolio............................          --          --          --           --           --
                                                        -----------  ----------  ----------     --------     --------
Realized gain (loss)...................................  (6,274,683)    277,423     635,398      (68,051)      31,814
Change in unrealized appreciation (depreciation) during
  the year.............................................  39,517,448     (15,319)    518,693      378,006      149,866
                                                        -----------  ----------  ----------     --------     --------
Net increase (decrease) in net assets resulting from
  operations........................................... $39,046,648  $1,613,753  $2,659,922     $333,725     $180,761
                                                        ===========  ==========  ==========     ========     ========

                                                                                                                Janus Aspen
                                                                   Fidelity VIP II Fidelity VIP Fidelity VIP II  Worldwide
                                                        CSI Equity Contrafund (SC) Growth (SC)   Overseas (SC)  Growth (SC)
                                                        Subaccount   Subaccount     Subaccount    Subaccount    Subaccount
                                                        ---------- --------------- ------------ --------------- -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio..........................   $  813     $   71,381     $  18,393      $ 37,868      $ 27,999
                                                          ------     ----------     ---------      --------      --------
Total Investment Income................................      813         71,381        18,393        37,868        27,999
Expenses:
 Mortality & expense risk..............................       --         36,328        10,873         6,029         3,858
                                                          ------     ----------     ---------      --------      --------
Net investment income (loss)...........................      813         35,053         7,520        31,839        24,141
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......    4,430      2,084,590       514,469       (22,681)       97,452
 Distributions received from realized capital gains of
   the underlying portfolio............................    1,721             --            --            --            --
                                                          ------     ----------     ---------      --------      --------
Realized gain (loss)...................................    6,151      2,084,590       514,469       (22,681)       97,452
Change in unrealized appreciation (depreciation) during
  the year.............................................    2,796      2,673,465      (126,092)      344,933        33,385
                                                          ------     ----------     ---------      --------      --------
Net increase (decrease) in net assets resulting from
  operations...........................................   $9,760     $4,793,108     $ 395,897      $354,091      $154,978
                                                          ======     ==========     =========      ========      ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004


                                                          Janus Aspen                 M Fund Brandes M Fund Frontier
                                                            Global      M Fund Turner International      Capital
                                                        Technology (SC)  Core Growth      Equity      Appreciation
                                                          Subaccount     Subaccount     Subaccount     Subaccount
                                                        --------------- ------------- -------------- ---------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio..........................    $      --     $   89,711    $ 1,118,434     $        --
                                                           ---------     ----------    -----------     -----------
Total Investment Income................................           --         89,711      1,118,434              --
Expenses:
 Mortality & expense risk..............................        2,640         17,693         44,592          30,238
                                                           ---------     ----------    -----------     -----------
Net investment income (loss)...........................       (2,640)        72,018      1,073,842         (30,238)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......      171,217        580,146      3,343,595       5,756,564
 Distributions received from realized capital gains of
   the underlying portfolio............................           --             --      5,219,919              --
                                                           ---------     ----------    -----------     -----------
Realized gain (loss)...................................      171,217        580,146      8,563,514       5,756,564
Change in unrealized appreciation (depreciation) during
  the year.............................................     (104,963)     3,122,489     10,087,060      (1,204,549)
                                                           ---------     ----------    -----------     -----------
Net increase (decrease) in net assets resulting from
  operations...........................................    $  63,614     $3,774,653    $19,724,416     $ 4,521,777
                                                           =========     ==========    ===========     ===========

                                                                            MFS Investors   MFS New
                                                          M Fund Business   Growth Stock   Discovery  MFS Research
                                                        Opportunities Value  Series (IC)  Series (IC) Series (IC)
                                                            Subaccount       Subaccount   Subaccount   Subaccount
                                                        ------------------- ------------- ----------- ------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio..........................      $ 45,204         $     --     $     --     $ 2,934
                                                             --------         --------     --------     -------
Total Investment Income................................        45,204               --           --       2,934
Expenses:
 Mortality & expense risk..............................         1,918            2,464       10,284         185
                                                             --------         --------     --------     -------
Net investment income (loss)...........................        43,286           (2,464)     (10,284)      2,749
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares......       195,731           40,701      143,097      10,660
 Distributions received from realized capital gains of
   the underlying portfolio............................        54,131               --           --          --
                                                             --------         --------     --------     -------
Realized gain (loss)...................................       249,862           40,701      143,097      10,660
Change in unrealized appreciation (depreciation) during
  the year.............................................       602,824          235,185      526,586      27,125
                                                             --------         --------     --------     -------
Net increase (decrease) in net assets resulting from
  operations...........................................      $895,972         $273,422     $659,399     $40,534
                                                             ========         ========     ========     =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                                 Large Cap Growth               Active Bond
                                                                    Subaccount                  Subaccount
                                                            --------------------------  --------------------------
                                                                2004        2003/(a)/       2004          2003
                                                            ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    469,895  $     40,461  $  2,359,030  $  3,149,119
 Realized gain (loss)......................................  (11,045,513)  (19,176,158)    1,056,909     2,772,052
 Change in unrealized appreciation (depreciation) during
   the year................................................   14,356,150    40,553,250      (124,950)   (1,419,934)
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    3,780,532    21,417,553     3,290,989     4,501,237
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   55,313,524    34,288,046    36,645,229    55,635,739
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (61,970,688)  (30,551,344)  (39,829,577)  (58,513,353)
 Net transfers between subaccounts.........................           --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   (6,657,164)    3,736,702    (3,184,348)   (2,877,614)
                                                            ------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................   (2,876,632)   25,154,255       106,641     1,623,623
Net assets at the beginning of the year....................  105,557,133    80,402,878    73,207,501    71,583,878
                                                            ------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $102,680,501  $105,557,133  $ 73,314,142  $ 73,207,501
                                                            ============  ============  ============  ============

                                                             Financial Industries  International Equity Index
                                                                  Subaccount               Subaccount
                                                            ---------------------  --------------------------
                                                               2004     2003/(a)/      2004        2003/(a)/
                                                            ----------  ---------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    7,973  $   7,087  $  1,015,702  $  1,009,697
 Realized gain (loss)......................................     17,689      7,636     1,419,462    (1,009,356)
 Change in unrealized appreciation (depreciation) during
   the year................................................     39,736     86,516     6,777,942    14,272,777
                                                            ----------  ---------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................     65,398    101,239     9,213,106    14,273,118
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................    651,142    732,297    18,559,328    53,194,854
 Transfers to policyholders for benefits, terminations and
   policy loans............................................   (117,187)  (478,505)  (14,454,153)  (49,657,614)
 Net transfers between subaccounts.........................         --         --            --            --
                                                            ----------  ---------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    533,955    244,792     4,105,175     3,537,240
                                                            ----------  ---------  ------------  ------------
Total increase (decrease) in net assets....................    599,353    346,031    13,318,281    17,810,358
Net assets at the beginning of the year....................    606,579    260,548    44,617,711    26,807,353
                                                            ----------  ---------  ------------  ------------
Net assets at the end of the year.......................... $1,205,932  $ 606,579  $ 57,935,992  $ 44,617,711
                                                            ==========  =========  ============  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,


                                                                 Health Sciences            Earnings Growth
                                                                   Subaccount                 Subaccount
                                                            ------------------------  --------------------------
                                                                2004      2003/(a)/       2004        2003/(a)/
                                                            -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    (6,530) $     1,803  $    171,386  $    (57,632)
 Realized gain (loss)......................................      70,085      (13,768)   (1,650,237)   (6,263,495)
 Change in unrealized appreciation (depreciation) during
   the year................................................     218,991      420,878     2,234,765    13,699,957
                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................     282,546      408,913       755,914     7,378,830
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   5,401,442    4,016,274     8,642,387    18,717,634
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (3,991,145)  (3,131,327)  (13,738,933)  (20,794,472)
 Net transfers between subaccounts.........................          --           --            --            --
                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   1,410,297      884,947    (5,096,546)   (2,076,838)
                                                            -----------  -----------  ------------  ------------
Total increase (decrease) in net assets....................   1,692,843    1,293,860    (4,340,632)    5,301,992
Net assets at the beginning of the year....................   2,296,599    1,002,739    35,868,404    30,566,412
                                                            -----------  -----------  ------------  ------------
Net assets at the end of the year.......................... $ 3,989,442  $ 2,296,599  $ 31,527,772  $ 35,868,404
                                                            ===========  ===========  ============  ============

                                                                  Large Cap Value             Fundamental Value
                                                                     Subaccount                  Subaccount
                                                            ---------------------------  --------------------------
                                                                 2004          2003          2004        2003/(a)/
                                                            -------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   2,161,555  $  1,865,746  $    484,740  $    343,748
 Realized gain (loss)......................................    11,620,175    (1,488,176)      740,936    (1,429,196)
 Change in unrealized appreciation (depreciation) during
   the year................................................     6,459,401    25,249,562     4,368,077     8,627,637
                                                            -------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    20,241,131    25,627,132     5,593,753     7,542,189
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   126,617,677   101,763,482    28,602,805    23,609,822
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (108,709,521)  (82,592,321)  (21,489,760)  (29,754,228)
 Net transfers between subaccounts.........................            --            --            --            --
                                                            -------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    17,908,156    19,171,161     7,113,045    (6,144,406)
                                                            -------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................    38,149,287    44,798,293    12,706,798     1,397,783
Net assets at the beginning of the year....................   128,199,074    83,400,781    32,279,712    30,881,929
                                                            -------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $ 166,348,361  $128,199,074  $ 44,986,510  $ 32,279,712
                                                            =============  ============  ============  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,


                                                                    Money Market                Mid Cap Growth
                                                                     Subaccount                   Subaccount
                                                            ----------------------------  --------------------------
                                                                 2004           2003          2004          2003
                                                            -------------  -------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   1,991,818  $   2,317,568  $    (65,164) $    (56,087)
 Realized gain (loss)......................................            --             --     8,980,905     2,711,411
 Change in unrealized appreciation (depreciation) during
   the year................................................            --             --    (4,303,219)   10,132,667
                                                            -------------  -------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................     1,991,818      2,317,568     4,612,522    12,787,991
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   335,386,173    470,866,873    41,484,904    53,573,957
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (439,005,369)  (545,082,074)  (41,675,828)  (45,599,890)
 Net transfers between subaccounts.........................            --             --            --            --
                                                            -------------  -------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................  (103,619,196)   (74,215,201)     (190,924)    7,974,067
                                                            -------------  -------------  ------------  ------------
Total increase (decrease) in net assets....................  (101,627,378)   (71,897,633)    4,421,598    20,762,058
Net assets at the beginning of the year....................   224,001,666    295,899,299    42,973,778    22,211,720
                                                            -------------  -------------  ------------  ------------
Net assets at the end of the year.......................... $ 122,374,288  $ 224,001,666  $ 47,395,376  $ 42,973,778
                                                            =============  =============  ============  ============

                                                                    Bond Index                Mid Cap Value B
                                                                    Subaccount                  Subaccount
                                                            --------------------------  --------------------------
                                                                2004        2003/(a)/       2004        2003/(a)/
                                                            ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  2,186,518  $  2,477,723  $    163,995  $  1,186,438
 Realized gain (loss)......................................     (201,504)    1,011,405    13,430,888     1,787,752
 Change in unrealized appreciation (depreciation) during
   the year................................................      (16,454)   (1,639,968)   (4,422,551)    9,079,647
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    1,968,560     1,849,160     9,172,332    12,053,837
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   44,895,955    99,287,622    80,435,129    51,293,724
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (53,065,793)  (94,834,398)  (57,507,441)  (41,969,316)
 Net transfers between subaccounts.........................           --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   (8,169,838)    4,453,224    22,927,688     9,324,408
                                                            ------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................   (6,201,278)    6,302,384    32,100,020    21,378,245
Net assets at the beginning of the year....................   56,219,259    49,916,875    40,754,447    19,376,202
                                                            ------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $ 50,017,981  $ 56,219,259  $ 72,854,467  $ 40,754,447
                                                            ============  ============  ============  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,


                                                                  Small Cap Value           Real Estate Equity
                                                                    Subaccount                  Subaccount
                                                            --------------------------  --------------------------
                                                                2004          2003          2004        2003/(a)/
                                                            ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    531,086  $    215,053  $    847,954  $    780,754
 Realized gain (loss)......................................   10,690,167     2,289,799     5,331,864     1,229,702
 Change in unrealized appreciation (depreciation) during
   the year................................................    3,411,482     9,889,844     6,456,309     5,994,959
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................   14,632,735    12,394,696    12,636,127     8,005,415
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   90,799,087    64,341,888    39,185,274    31,833,178
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (79,812,708)  (51,449,032)  (28,423,372)  (35,289,899)
 Net transfers between subaccounts.........................           --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   10,986,379    12,892,856    10,761,902    (3,456,721)
                                                            ------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................   25,619,114    25,287,552    23,398,029     4,548,694
Net assets at the beginning of the year....................   50,879,705    25,592,153    29,311,734    24,763,040
                                                            ------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $ 76,498,819  $ 50,879,705  $ 52,709,763  $ 29,311,734
                                                            ============  ============  ============  ============

                                                                  Growth & Income                 Managed
                                                                    Subaccount                  Subaccount
                                                            --------------------------  --------------------------
                                                                2004        2003/(a)/       2004        2003/(a)/
                                                            ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  1,223,500  $    697,041  $  2,396,392  $  3,413,229
 Realized gain (loss)......................................  (11,339,482)  (16,445,257)   (1,056,814)   (5,363,585)
 Change in unrealized appreciation (depreciation) during
   the year................................................   26,830,346    42,961,775    11,030,460    23,573,336
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................   16,714,364    27,213,559    12,370,038    21,622,980
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   49,605,239    45,145,404    60,798,659    17,009,077
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (27,175,475)  (46,006,635)  (16,568,214)  (29,438,305)
 Net transfers between subaccounts.........................           --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   22,429,764      (861,231)   44,230,445   (12,429,228)
                                                            ------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................   39,144,128    26,352,328    56,600,483     9,193,752
Net assets at the beginning of the year....................  137,957,623   111,605,295   126,981,087   117,787,335
                                                            ------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $177,101,751  $137,957,623  $183,581,570  $126,981,087
                                                            ============  ============  ============  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,


                                                                  Total Return Bond              Short-Term Bond
                                                                      Subaccount                   Subaccount
                                                            -----------------------------  --------------------------
                                                                            Period from
                                                                           May 1, 2003(*)
                                                                2004      to Dec. 31, 2003     2004        2003/(a)/
                                                            ------------  ---------------- ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    280,949     $   30,612    $  1,766,654  $  1,660,775
 Realized gain (loss)......................................      234,159         25,090        (385,480)      242,715
 Change in unrealized appreciation (depreciation) during
   the year................................................      (20,312)        22,417        (570,608)     (634,953)
                                                            ------------     ----------    ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................      494,796         78,119         810,566     1,268,537
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   34,248,179      7,477,407      52,866,678    54,405,518
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (26,992,895)      (833,329)    (44,151,626)  (45,262,489)
 Net transfers between subaccounts.........................           --             --              --            --
                                                            ------------     ----------    ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    7,255,284      6,644,078       8,715,052     9,143,029
                                                            ------------     ----------    ------------  ------------
Total increase (decrease) in net assets....................    7,750,080      6,722,197       9,525,618    10,411,566
Net assets at the beginning of the year....................    6,722,197             --      57,271,651    46,860,085
                                                            ------------     ----------    ------------  ------------
Net assets at the end of the year.......................... $ 14,472,277     $6,722,197    $ 66,797,269  $ 57,271,651
                                                            ============     ==========    ============  ============

                                                             Small Cap Emerging Growth       Overseas Equity B
                                                                    Subaccount                  Subaccount
                                                            --------------------------  --------------------------
                                                                2004        2003/(a)/       2004        2003/(a)/
                                                            ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    (75,055) $    (53,403) $    147,752  $    408,831
 Realized gain (loss)......................................    1,970,134    (1,245,126)    1,931,723      (852,203)
 Change in unrealized appreciation (depreciation) during
   the year................................................    2,300,368    13,172,888     4,439,372    10,686,822
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    4,195,447    11,874,359     6,518,847    10,243,450
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   58,250,226    34,150,763    45,607,185    45,958,954
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (42,195,362)  (26,448,637)  (23,321,420)  (41,761,717)
 Net transfers between subaccounts.........................           --            --            --            --
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   16,054,864     7,702,126    22,285,765     4,197,237
                                                            ------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................   20,250,311    19,576,485    28,804,612    14,440,687
Net assets at the beginning of the year....................   36,514,821    16,938,336    42,107,038    27,666,351
                                                            ------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $ 56,765,132  $ 36,514,821  $ 70,911,650  $ 42,107,038
                                                            ============  ============  ============  ============

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,


                                                                    Equity Index               High Yield Bond
                                                                     Subaccount                   Subaccount
                                                            ---------------------------  ---------------------------
                                                                 2004        2003/(a)/       2004        2003/(a)/
                                                            -------------  ------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   5,803,883  $  7,094,644  $  1,351,649  $   1,412,165
 Realized gain (loss)......................................    (6,274,683)  (16,521,389)      277,423         28,942
 Change in unrealized appreciation (depreciation) during
   the year................................................    39,517,448    73,001,080       (15,319)     1,713,366
                                                            -------------  ------------  ------------  -------------
Net increase (decrease) in net assets resulting from
  operations...............................................    39,046,648    63,574,335     1,613,753      3,154,473
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   275,198,069   131,492,733    35,121,815    108,946,619
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (188,908,488)  (94,941,983)  (39,859,922)  (105,994,858)
 Net transfers between subaccounts.........................            --            --            --             --
                                                            -------------  ------------  ------------  -------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    86,289,581    36,550,750    (4,738,107)     2,951,761
                                                            -------------  ------------  ------------  -------------
Total increase (decrease) in net assets....................   125,336,229   100,125,085    (3,124,354)     6,106,234
Net assets at the beginning of the year....................   296,897,155   196,772,070    23,623,592     17,517,358
                                                            -------------  ------------  ------------  -------------
Net assets at the end of the year.......................... $ 422,233,384  $296,897,155  $ 20,499,238  $  23,623,592
                                                            =============  ============  ============  =============

                                                                    Global Bond         AIM V.I. Premier Equity Series 1
                                                                    Subaccount                 Subaccount
                                                            --------------------------  -------------------------------
                                                                2004        2003/(a)/       2004             2003
                                                            ------------  ------------    -----------     -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  1,505,831  $  1,525,253  $    23,770      $     3,272
 Realized gain (loss)......................................      635,398       718,554      (68,051)        (220,006)
 Change in unrealized appreciation (depreciation) during
   the year................................................      518,693       805,150      378,006          763,075
                                                            ------------  ------------    -----------     -----------
Net increase (decrease) in net assets resulting from
  operations...............................................    2,659,922     3,048,957      333,725          546,341
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   34,589,814    33,309,394    8,532,906        2,631,649
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (30,691,287)  (28,530,267)  (4,938,811)      (2,606,886)
 Net transfers between subaccounts.........................           --            --            1               --
                                                            ------------  ------------    -----------     -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    3,898,527     4,779,127    3,594,096           24,763
                                                            ------------  ------------    -----------     -----------
Total increase (decrease) in net assets....................    6,558,449     7,828,084    3,927,821          571,104
Net assets at the beginning of the year....................   23,968,123    16,140,039    2,588,344        2,017,240
                                                            ------------  ------------    -----------     -----------
Net assets at the end of the year.......................... $ 30,526,572  $ 23,968,123  $ 6,516,165      $ 2,588,344
                                                            ============  ============    ===========     ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,


                                                               AIM V.I. Capital
                                                             Development Series 2      CSI Equity
                                                                  Subaccount           Subaccount
                                                            ---------------------  ------------------
                                                               2004        2003      2004      2003
                                                            ----------  ---------  --------  --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $     (919) $    (147) $    813  $    123
 Realized gain (loss)......................................     31,814       (740)    6,151     1,884
 Change in unrealized appreciation (depreciation) during
   the year................................................    149,866     57,475     2,796     9,252
                                                            ----------  ---------  --------  --------
Net increase (decrease) in net assets resulting from
  operations...............................................    180,761     56,588     9,760    11,259
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................  1,872,639    414,179    70,219    60,837
 Transfers to policyholders for benefits, terminations and
   policy loans............................................   (627,101)  (200,420)  (24,905)  (18,707)
 Net transfers between subaccounts.........................         --         --        --        --
                                                            ----------  ---------  --------  --------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................  1,245,538    213,759    45,314    42,130
                                                            ----------  ---------  --------  --------
Total increase (decrease) in net assets....................  1,426,299    270,347    55,074    53,389
Net assets at the beginning of the year....................    358,025     87,678    80,758    27,369
                                                            ----------  ---------  --------  --------
Net assets at the end of the year.......................... $1,784,324  $ 358,025  $135,832  $ 80,758
                                                            ==========  =========  ========  ========

                                                            Fidelity VIP II Contrafund (SC) Fidelity VIP Growth (SC)
                                                                    Subaccount                     Subaccount
                                                            ------------------------------  ------------------------
                                                                2004            2003            2004         2003
                                                             ------------    ------------   -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $     35,053    $     34,755    $     7,520  $     6,268
 Realized gain (loss)......................................    2,084,590         (11,434)       514,469     (409,481)
 Change in unrealized appreciation (depreciation) during
   the year................................................    2,673,465       4,479,688       (126,092)   3,033,463
                                                             ------------    ------------   -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................    4,793,108       4,503,009        395,897    2,630,250
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   50,572,772      20,754,776      8,181,987    7,647,310
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (39,645,244)    (12,409,687)    (5,924,298)  (5,002,385)
 Net transfers between subaccounts.........................           --              --             --           --
                                                             ------------    ------------   -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   10,927,528       8,345,089      2,257,689    2,644,925
                                                             ------------    ------------   -----------  -----------
Total increase (decrease) in net assets....................   15,720,636      12,848,098      2,653,586    5,275,175
Net assets at the beginning of the year....................   26,131,224      13,283,126     11,417,097    6,141,922
                                                             ------------    ------------   -----------  -----------
Net assets at the end of the year.......................... $ 41,851,860    $ 26,131,224    $14,070,683  $11,417,097
                                                             ============    ============   ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31


                                                                                                 Janus Aspen
                                                            Fidelity VIP II Overseas (SC)   Worldwide Growth (SC)
                                                                    Subaccount                   Subaccount
                                                            ----------------------------  ------------------------
                                                                2004           2003           2004         2003
                                                             -----------   ------------   -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    31,839    $       (600)  $    24,141  $    19,323
 Realized gain (loss)......................................     (22,681)         98,617        97,452     (248,485)
 Change in unrealized appreciation (depreciation) during
   the year................................................     344,933         151,169        33,385      856,960
                                                             -----------   ------------   -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................     354,091         249,186       154,978      627,798
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   8,522,289      23,669,738     1,147,301    2,041,150
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (5,957,493)    (22,929,794)   (1,336,224)  (2,047,720)
 Net transfers between subaccounts.........................          --              --            --           --
                                                             -----------   ------------   -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   2,564,796         739,944      (188,923)      (6,570)
                                                             -----------   ------------   -----------  -----------
Total increase (decrease) in net assets....................   2,918,887         989,130       (33,945)     621,228
Net assets at the beginning of the year....................   1,053,972          64,842     3,226,360    2,605,132
                                                             -----------   ------------   -----------  -----------
Net assets at the end of the year.......................... $ 3,972,859    $  1,053,972   $ 3,192,415  $ 3,226,360
                                                             ===========   ============   ===========  ===========

                                                                   Janus Aspen               M Fund Turner
                                                             Global Technology (SC)           Core Growth
                                                                   Subaccount                 Subaccount
                                                            ------------------------  --------------------------
                                                                2004         2003         2004          2003
                                                            -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    (2,640) $    (2,318) $     72,018  $     48,729
 Realized gain (loss)......................................     171,217     (157,406)      580,146    (4,187,975)
 Change in unrealized appreciation (depreciation) during
   the year................................................    (104,963)     583,913     3,122,489    10,420,662
                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................      63,614      424,189     3,774,653     6,281,416
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................     887,291    3,195,824    31,746,475    20,060,733
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (1,350,132)  (2,956,100)  (29,850,019)  (14,067,510)
 Net transfers between subaccounts.........................          --           --            --            --
                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    (462,841)     239,724     1,896,456     5,993,223
                                                            -----------  -----------  ------------  ------------
Total increase (decrease) in net assets....................    (399,227)     663,913     5,671,109    12,274,639
Net assets at the beginning of the year....................   1,517,422      853,509    31,065,017    18,790,378
                                                            -----------  -----------  ------------  ------------
Net assets at the end of the year.......................... $ 1,118,195  $ 1,517,422  $ 36,736,126  $ 31,065,017
                                                            ===========  ===========  ============  ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,

                                                                   M Fund Brandes              M Fund Frontier
                                                                International Equity        Capital Appreciation
                                                                     Subaccount                  Subaccount
                                                            ---------------------------  --------------------------
                                                                 2004          2003          2004          2003
                                                            -------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   1,073,842  $    658,222  $    (30,238) $    (19,370)
 Realized gain (loss)......................................     8,563,514    (4,001,190)    5,756,564    (2,664,720)
 Change in unrealized appreciation (depreciation) during
   the year................................................    10,087,060    25,475,792    (1,204,549)   18,593,925
                                                            -------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    19,724,416    22,132,824     4,521,777    15,909,835
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   128,327,652    62,761,778    59,306,794    37,438,160
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (113,880,092)  (56,890,071)  (51,262,457)  (26,071,820)
 Net transfers between subaccounts.........................            --            --            --            --
                                                            -------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    14,447,560     5,871,707     8,044,337    11,366,340
                                                            -------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................    34,171,976    28,004,531    12,566,114    27,276,175
Net assets at the beginning of the year....................    75,587,991    47,583,460    56,964,435    29,688,260
                                                            -------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $ 109,759,967  $ 75,587,991  $ 69,530,549  $ 56,964,435
                                                            =============  ============  ============  ============

                                                                 M Fund Business        MFS Investors Growth
                                                               Opportunities Value       Stock Series (IC)
                                                                   Subaccount                Subaccount
                                                            ------------------------  -----------------------
                                                                2004         2003         2004        2003
                                                            -----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    43,286  $    16,127  $    (2,464) $   (1,536)
 Realized gain (loss)......................................     249,862      (18,989)      40,701      (2,347)
 Change in unrealized appreciation (depreciation) during
   the year................................................     602,824      504,092      235,185     206,518
                                                            -----------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations...............................................     895,972      501,230      273,422     202,635
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   9,420,815    3,628,408    2,048,230   1,998,924
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (4,308,810)  (2,078,354)  (1,259,398)   (374,615)
 Net transfers between subaccounts.........................          --           --           --          --
                                                            -----------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   5,112,005    1,550,054      788,832   1,624,309
                                                            -----------  -----------  -----------  ----------
Total increase (decrease) in net assets....................   6,007,977    2,051,284    1,062,254   1,826,944
Net assets at the beginning of the year....................   2,798,736      747,452    2,345,595     518,651
                                                            -----------  -----------  -----------  ----------
Net assets at the end of the year.......................... $ 8,806,713  $ 2,798,736  $ 3,407,849  $2,345,595
                                                            ===========  ===========  ===========  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       For the years ended December 31,

                                                            MFS New Discovery Series (IC) MFS Research Series (IC)
                                                                   Subaccount                  Subaccount
                                                            ----------------------------  -----------------------
                                                                2004           2003          2004         2003
                                                             -----------    -----------    ---------   ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   (10,284)   $    (7,939)   $   2,749    $   1,300
 Realized gain (loss)......................................     143,097       (445,340)      10,660       (3,377)
 Change in unrealized appreciation (depreciation) during
   the year................................................     526,586      3,314,067       27,125       49,117
                                                             -----------    -----------    ---------   ---------
Net increase (decrease) in net assets resulting from
  operations...............................................     659,399      2,860,788       40,534       47,040
Policy transactions:
 Net premiums from policyholders and transfers to policy
   loans...................................................   7,167,277      8,878,337      338,178      549,448
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (9,258,464)    (5,320,643)    (329,782)    (596,149)
 Net transfers between subaccounts.........................          --             --           --           --
                                                             -----------    -----------    ---------   ---------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................  (2,091,187)     3,557,694        8,396      (46,701)
                                                             -----------    -----------    ---------   ---------
Total increase (decrease) in net assets....................  (1,431,788)     6,418,482       48,930          339
Net assets at the beginning of the year....................  11,729,814      5,311,332      226,244      225,905
                                                             -----------    -----------    ---------   ---------
Net assets at the end of the year.......................... $10,298,026    $11,729,814    $ 275,174    $ 226,244
                                                             ===========    ===========    =========   =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

1. Organization

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-eight sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The thirty-eight Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, CSI Equity, Fidelity VIP II Contrafund
(SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC), M Fund Turner Core Growth, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation, M Fund Business Opportunities Value, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (IC) and MFS Research Series (IC) Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

2. Significant Accounting Policies -- (continued)


Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2004.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

4. Details of Investments


The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2004 were as follows:

 Subaccount                             Shares Owned     Cost        Value
 ----------                             ------------ ------------ ------------
 Large Cap Growth......................   7,100,194  $105,782,949 $102,680,501
 Active Bond...........................   7,611,622    73,609,051   73,314,142
 Financial Industries..................      78,128     1,087,052    1,205,932
 International Equity Index............   3,566,124    41,981,560   57,935,992
 Health Sciences.......................     356,429     3,500,902    3,989,442
 Earnings Growth.......................   3,789,733    25,408,592   31,527,772
 Large Cap Value.......................  10,452,793   146,735,657  166,348,361
 Fundamental Value.....................   3,586,377    37,472,087   44,986,510
 Money Market.......................... 122,374,288   122,374,288  122,374,288
 Mid Cap Growth........................   3,099,318    45,228,212   47,395,376
 Bond Index............................   4,976,278    50,443,415   50,017,981
 Mid Cap Value B.......................   6,241,079    71,002,456   72,854,467
 Small Cap Value.......................   3,938,689    64,724,112   76,498,819
 Real Estate Equity....................   2,632,327    42,076,986   52,709,763
 Growth & Income.......................  14,288,299   185,572,267  177,101,751
 Managed...............................  13,514,176   182,349,511  183,581,570
 Total Return Bond.....................   1,426,277    14,470,172   14,472,277
 Short-Term Bond.......................   6,727,930    67,603,048   66,797,269
 Small Cap Emerging Growth.............   6,400,313    45,418,646   56,765,132
 Overseas Equity B.....................   6,523,009    61,592,022   70,911,650
 Equity Index..........................  27,376,113   371,671,209  422,233,384
 High Yield Bond.......................   3,155,508    19,877,655   20,499,238
 Global Bond...........................   2,479,393    28,398,997   30,526,572
 AIM V.I. Premier Equity Series 1......     305,923     6,029,130    6,516,165
 AIM V.I. Capital Development Series 2.     122,466     1,574,849    1,784,324
 CSI Equity............................      10,122       123,977      135,832
 Fidelity VIP II Contrafund (SC).......   1,577,530    35,340,404   41,851,860
 Fidelity VIP Growth (SC)..............     441,364    12,741,065   14,070,683
 Fidelity VIP II Overseas (SC).........     227,802     3,479,123    3,972,859
 Janus Aspen Worldwide Growth (SC).....     119,925     2,970,770    3,192,415
 Janus Aspen Global Technology (SC)....     314,985     1,047,816    1,118,195
 M Fund Turner Core Growth.............   2,511,013    31,571,128   36,736,126
 M Fund Brandes International Equity...   6,456,469    86,580,959  109,759,967
 M Fund Frontier Capital Appreciation..   3,224,979    59,620,842   69,530,549
 M Fund Business Opportunities Value...     720,091     7,789,649    8,806,713
 MFS Investors Growth Stock Series (IC)     358,344     3,031,214    3,407,849
 MFS New Discovery Series (IC).........     692,537     8,254,915   10,298,026
 MFS Research Series (IC)..............      17,985       237,235      275,174

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

4. Details of Investments -- (continued)


Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2004 were as follows:

        Subaccount                              Purchases      Sales
        ----------                             ------------ ------------
        Large Cap Growth...................... $ 39,013,220 $ 45,200,491
        Active Bond...........................   22,282,716   22,183,898
        Financial Industries..................      638,568       96,639
        International Equity Index............   14,061,572    8,940,694
        Health Sciences.......................    4,353,168    2,949,402
        Earnings Growth.......................    6,543,990   11,469,150
        Large Cap Value.......................   85,424,145   60,646,349
        Fundamental Value.....................   19,376,944   11,779,161
        Money Market..........................  215,300,196  316,927,575
        Mid Cap Growth........................   35,831,792   31,822,929
        Bond Index............................   17,445,434   23,324,742
        Mid Cap Value B.......................   65,893,841   35,437,574
        Small Cap Value.......................   49,493,398   33,772,595
        Real Estate Equity....................   25,292,895    9,924,424
        Growth & Income.......................   46,259,307   22,606,043
        Managed...............................   62,776,907   16,150,072
        Total Return Bond.....................   14,061,789    6,367,780
        Short-Term Bond.......................   39,673,470   28,896,729
        Small Cap Emerging Growth.............   47,140,896   31,161,087
        Overseas Equity B.....................   42,193,089   19,759,571
        Equity Index..........................  168,728,252   76,634,788
        High Yield Bond.......................   11,211,615   14,598,073
        Global Bond...........................   13,392,263    7,612,858
        AIM V.I. Premier Equity Series 1......    8,242,743    4,624,877
        AIM V.I. Capital Development Series 2.    1,799,930      555,309
        CSI Equity............................       72,676       24,828
        Fidelity VIP II Contrafund (SC).......   21,746,839   10,784,259
        Fidelity VIP Growth (SC)..............    5,894,390    3,629,182
        Fidelity VIP II Overseas (SC).........    5,378,836    2,782,202
        Janus Aspen Worldwide Growth (SC).....      791,570      956,353
        Janus Aspen Global Technology (SC)....      824,477    1,289,958
        M Fund Turner Core Growth.............   15,905,273   13,936,801
        M Fund Brandes International Equity...   36,642,495   15,901,175
        M Fund Frontier Capital Appreciation..   40,213,614   32,199,513
        M Fund Business Opportunities Value...    6,802,370    1,592,946
        MFS Investors Growth Stock Series (IC)    1,771,094      984,724
        MFS New Discovery Series (IC).........    3,296,826    5,398,297
        MFS Research Series (IC)..............      336,710      325,564

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

5. Unit Values


A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                            At December 31,           For the years and periods ended December 31,
                                   --------------------------------- -----------------------------------------------
                                                                                       Investment
                                   Units   Unit Fair Value   Assets   Expenses Ratio*    Income    Total Return***
Subaccount                         (000s) Highest to Lowest  (000s)  Highest to Lowest  Ratio**   Highest to Lowest
----------                         ------ ----------------- -------- ----------------- ---------- ------------------
Large Cap Growth..........    2004  4,643 $21.23 to $52.21  $102,681   0.625% to 0%       0.71%     3.69% to 4.34%
                           2003/d/  5,150  50.04 to 20.47    105,557    0.625 to 0        0.27      25.62 to 24.83
                              2002  4,989  41.17 to 11.11     80,403    0.625 to 0        0.33    (25.40) to (25.85)

Active Bond...............    2004  3,423  18.99 to 40.14     73,314    0.625 to 0        3.43       4.10 to 4.75
                              2003  3,600  38.32 to 18.24     73,208    0.625 to 0        4.40       6.48 to 5.81
                              2002  3,869  35.78 to 14.75     71,584    0.625 to 0        5.12       6.62 to 5.97

Financial Industries......    2004    109  9.84 to 17.24       1,206    0.625 to 0        1.16       7.98 to 8.65
                           2003/d/     54  15.87 to 9.11         607    0.625 to 0        1.09      26.03 to 25.25
                              2002     30  13.00 to 7.51         261    0.625 to 0        1.57    (16.83) to (17.38)

International Equity Index    2004  3,335  16.19 to 27.73     57,936    0.625 to 0        2.25      19.49 to 20.25
                           2003/d/  3,105  23.06 to 13.55     44,618    0.625 to 0        2.99      41.99 to 41.11
                              2002  2,510  16.51 to 8.51      26,807    0.625 to 0        1.91    (13.75) to (14.31)

Health Sciences...........    2004    349  11.23 to 11.49      3,989    0.625 to 0       --/a/      10.41 to 11.11
                           2003/d/    223  10.35 to 10.17      2,297    0.625 to 0        0.30      31.74 to 30.92
                              2002    128   8.01 to 7.93       1,003     0.6 to 0         0.14    (18.35) to (18.92)

Earnings Growth...........    2004  2,500  12.08 to 12.75     31,528    0.625 to 0        0.75       2.01 to 2.65
                           2003/d/  2,917  12.42 to 11.84     35,868    0.625 to 0        0.07      24.81 to 24.03
                              2002  3,094  11.21 to 9.87      30,566    0.625 to 0       --/a/    (30.05) to (30.51)

Large Cap Value...........    2004  7,411  22.42 to 23.66    166,348    0.625 to 0        1.62      14.29 to 15.00
                              2003  6,516  20.58 to 19.62    128,199    0.625 to 0        1.94      25.50 to 24.73
                              2002  5,310  16.88 to 14.18     83,401    0.625 to 0        1.67    (10.69) to (11.24)

Fundamental Value.........    2004  3,796  11.33 to 13.57     44,987    0.625 to 0        1.58      14.87 to 15.59
                           2003/d/  3,170  11.74 to 9.86      32,280    0.625 to 0        1.40      28.71 to 27.91
                           2002/e/  3,885   9.41 to 7.95      30,882    0.625 to 0        1.23    (14.84) to (15.43)

Money Market..............    2004  8,342  14.5 to 14.96     122,374    0.625 to 0        1.05       0.46 to 1.08
                              2003 16,166  14.80 to 14.44    224,002    0.625 to 0        0.95       0.95 to 0.33
                              2002 21,563  14.66 to 12.74    295,899    0.625 to 0        1.41       1.52 to 0.84

Mid Cap Growth............    2004  2,103  27.85 to 29.76     47,395    0.625 to 0       --/a/      10.98 to 11.67
                              2003  2,167  26.65 to 25.09     42,974    0.625 to 0       --/a/      46.87 to 45.96
                              2002  1,448  18.66 to 11.45     22,212    0.625 to 0       --/a/    (18.87) to (19.38)

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

5. Unit Values -- (continued)

                                    At December 31,           For the years and periods ended December 31,
                           --------------------------------- -----------------------------------------------
                                                                               Investment
                           Units   Unit Fair Value   Assets   Expenses Ratio*    Income    Total Return***
Subaccount                 (000s) Highest to Lowest  (000s)  Highest to Lowest  Ratio**   Highest to Lowest
----------                 ------ ----------------- -------- ----------------- ---------- ------------------
Bond Index........    2004  3,392 $14.31 to $14.91  $ 50,018   0.625% to 0%        4.49%    3.40% to 4.05%
                   2003/d/  3,960  14.33 to 13.84     56,219    0.625 to 0         4.34      3.60 to 2.96
                   2002/e/  3,637  13.73 to 13.34     49,917    0.625 to 0         5.43      9.14 to 8.46

Mid Cap Value B...    2004  4,412  16.03 to 16.72     72,854    0.625 to 0         0.46     17.99 to 18.74
                   2003/d/  2,932  14.08 to 13.59     40,754    0.625 to 0         4.17     45.15 to 44.24
                   2002/e/  2,018   9.93 to 9.64      19,376    0.625 to 0         0.51   (13.16) to (17.96)

Small Cap Value...    2004  4,024  16.59 to 27.18     76,499    0.625 to 0         0.96     24.59 to 25.37
                      2003  3,406  21.68 to 13.32     50,880    0.625 to 0         0.70     37.97 to 37.11
                   2002/e/  2,446  16.06 to 9.92      25,592    0.625 to 0         0.87    (4.35) to (4.98)

Real Estate Equity    2004  1,365  36.98 to 61.4      52,710    0.625 to 0         2.30     35.63 to 36.48
                   2003/d/  1,035  44.99 to 27.27     29,312    0.625 to 0         3.24     36.90 to 36.05
                      2002  1,174  33.08 to 13.55     24,763    0.625 to 0         4.64      2.01 to 1.36

Growth & Income...    2004  6,351  23.63 to 64.29    177,102    0.625 to 0         1.13     10.27 to 10.96
                   2003/d/  6,074  57.94 to 21.43    137,958    0.625 to 0         0.91     24.35 to 23.57
                      2002  6,132  48.11 to 11.24    111,605    0.625 to 0         0.74   (19.62) to (20.16)

Managed...........    2004  5,206  21.97 to 50.88    183,582    0.625 to 0         1.96      7.51 to 8.18
                   2003/d/  4,069  47.03 to 20.44    126,981    0.625 to 0         3.14     19.00 to 18.26
                      2002  4,653  40.28 to 13.15    117,787    0.625 to 0         1.79   (11.57) to (12.13)

Total Return Bond.    2004  1,354  10.57 to 10.68     14,472    0.625 to 0         2.82      4.04 to 4.70
                      2003    659  10.20 to 10.16      6,722    0.625 to 0      0.96/c/   2.29 to (0.06)/c/

Short-Term Bond...    2004  4,118  16.16 to 17.27     66,797    0.625 to 0         3.00      0.79 to 1.43
                   2003/d/  3,535  17.03 to 16.03     57,272    0.625 to 0         3.43      2.76 to 2.12
                   2002/e/  2,991  16.54 to 14.01     46,860    0.625 to 0         4.32      5.48 to 4.81

Small Cap Emerging
  Growth..........    2004  4,547  12.23 to 12.91     56,765    0.625 to 0        --/a/      8.76 to 9.45
                   2003/d/  3,224  11.79 to 11.24     36,515    0.625 to 0           --     48.82 to 47.90
                      2002  2,199   8.12 to 7.57      16,938    0.625 to 0         0.17   (26.45) to (26.90)

Overseas Equity B.    2004  5,450  12.72 to 13.43     70,912    0.625 to 0         0.53     10.33 to 11.02
                   2003/d/  3,590  12.10 to 11.53     42,107    0.625 to 0         1.49     32.36 to 31.54
                      2002  3,121   9.28 to 8.73      27,666    0.625 to 0         0.71   (16.94) to (17.52)

Equity Index......    2004 22,008  19.74 to 20.84    422,233    0.625 to 0         1.89     10.01 to 11.70
                   2003/d/ 16,780  18.82 to 17.94    296,897    0.625 to 0         3.06     28.42 to 27.63
                      2002 14,262  15.15 to 12.69    196,772     0.6 to 0          1.40   (19.71) to (20.23)

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

5. Unit Values -- (continued)

                                             At December 31,            For the years and periods ended December 31,
                                     -------------------------------- -------------------------------------------------
                                                                                        Investment
                                     Units   Unit Fair Value  Assets   Expenses Ratio*    Income     Total Return***
Subaccount                           (000s) Highest to Lowest (000s)  Highest to Lowest  Ratio**    Highest to Lowest
----------                           ------ ----------------- ------- ----------------- ---------- --------------------
High Yield Bond.............    2004 1,865  $10.72 to $11.18  $20,499   0.625% to 0%       6.56%      7.47% to 8.14%
                             2003/d/ 2,317   10.34 to 9.98     23,624    0.625 to 0        6.86       16.50 to 15.78
                                2002 1,997    8.87 to 8.62     17,517    0.625 to 0       10.61      (4.52) to (5.07)

Global Bond.................    2004 1,504    19.8 to 20.9     30,527    0.625 to 0        6.06       9.94 to 10.64
                             2003/d/ 1,309   18.89 to 18.01    23,968    0.625 to 0        7.53       15.90 to 15.18
                             2002/e/ 1,023   16.08 to 14.92    16,140    0.625 to 0        4.10       17.26 to 16.54

AIM V.I. Premier Equity
  Series 1..................    2004   841   6.63 to 27.43      6,516    0.625 to 0        0.73        5.12 to 5.78
                                2003   261   25.93 to 6.31      2,588    0.625 to 0        0.33       25.08 to 24.30
                                2002   249   21.43 to 5.07      2,017    0.625 to 0        0.36     (26.33) to (31.21)

AIM V.I. Capital Development
  Series 2..................    2004   153    11.5 to 11.7      1,784    0.625 to 0       --/a/       14.55 to 15.27
                                2003    35   10.15 to 10.04       358    0.625 to 0       --/a/       35.05 to 34.21
                                2002    12        7.69             88        0            --/a/         (1.79)/c/

CSI Equity..................    2004    10   13.76 to 13.76       136    0.625 to 0        0.97       10.64 to 10.64
                                2003     6      12.43/b/           81        0             0.23          25.22/b/
                                2002     3        9.93             27        0            --/a/         (0.70)/c/

Fidelity VIP II Contrafund
  (SC)......................    2004 2,731   11.05 to 37.16    41,852    0.625 to 0        0.23       14.63 to 15.34
                                2003 1,808   32.22 to 9.64     26,131    0.625 to 0        0.32       28.35 to 27.56
                                2002 1,418   25.59 to 7.53     13,283    0.625 to 0        0.53     (39.15) to (39.67)

Fidelity VIP Growth (SC)....    2004   730   6.91 to 68.02     14,071    0.625 to 0        0.14        2.60 to 3.26
                                2003   777   65.87 to 6.73     11,417    0.625 to 0        0.16       32.78 to 31.94
                                2002   613   51.31 to 5.07      6,142    0.625 to 0        0.10     (27.77) to (28.29)

Fidelity VIP II Overseas
  (SC)......................    2004   225  12.56 to $31.35     3,973    0.625 to 0        1.17       12.78 to 13.49
                                2003    69   27.63 to 11.14     1,054    0.625 to 0        0.17       43.21 to 42.31
                                2002     6   19.65 to 8.00         65    0.05 to 0        --/a/    (2.53) to (14.86)/c/

Janus Aspen Worldwide
  Growth (SC)...............    2004   517    6.04 to 6.21      3,192    0.625 to 0        0.92        3.86 to 4.52
                                2003   546    5.94 to 5.81      3,226    0.625 to 0        0.85       23.67 to 22.92
                                2002   545    4.90 to 4.82      2,605    0.625 to 0        0.66     (24.15) to (24.69)

Janus Aspen Global
  Technology (SC)...........    2004   306    3.59 to 3.69      1,118    0.625 to 0       --/a/       (0.06) to 0.57
                                2003   417    3.67 to 3.59      1,517    0.625 to 0       --/a/       46.46 to 45.54
                                2002   342    2.58 to 2.54        854    0.625 to 0       --/a/     (39.15) to (39.67)

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

5. Unit Values -- (continued)

                                         At December 31,           For the years and periods ended December 31,
                                --------------------------------- -----------------------------------------------
                                                                                    Investment
                                Units   Unit Fair Value   Assets   Expenses Ratio*    Income    Total Return***
Subaccount                      (000s) Highest to Lowest  (000s)  Highest to Lowest  Ratio**   Highest to Lowest
----------                      ------ ----------------- -------- ----------------- ---------- ------------------
M Fund Turner Core
  Growth.................. 2004 1,887  $20.47 to $21.65  $ 36,736   0.625% to 0%        0.28%   10.50% to 11.18%
                           2003 1,784   19.47 to 18.52     31,065    0.625 to 0         0.29     34.59 to 33.74
                           2002 1,432   15.01 to 12.71     18,790    0.625 to 0         0.25   (23.76) to (24.25)

M Fund Brandes
  International Equity.... 2004 4,601   23.22 to 24.55    109,760    0.625 to 0         1.32     23.22 to 24.00
                           2003 3,928   19.80 to 18.84     75,588    0.625 to 0         1.26     47.42 to 46.51
                           2002 3,638   13.88 to 12.99     47,583    0.625 to 0         1.34   (13.68) to (14.27)

M Fund Frontier Capital
  Appreciation............ 2004 2,618   29.93 to 30.42     69,531    0.625 to 0        --/a/      8.65 to 9.33
                           2003 2,324   27.82 to 27.55     56,964    0.625 to 0        --/a/     55.89 to 54.92
                           2002 1,862   18.93 to 15.17     29,688    0.625 to 0        --/a/   (23.23) to (23.72)

M Fund Business
  Opportunities Value..... 2004   707   12.27 to 12.47      8,807    0.625 to 0         1.09     21.84 to 22.59
                           2003   275   10.18 to 10.07      2,799    0.625 to 0         1.02     18.73 to 18.15
                           2002    95        8.06             747       0.05         1.29/c/       (19.08)/c/

MFS Investors Growth Stock
  Series (IC)............. 2004   365    8.33 to 9.7        3,408    0.625 to 0        --/a/      8.52 to 9.18
                           2003   276    8.88 to 7.68       2,346    0.625 to 0        --/a/     23.02 to 22.25
                           2002    79    7.45 to 6.47         519    0.625 to 0        --/a/   (25.28) to (25.80)

MFS New Discovery Series
  (IC).................... 2004   965   9.03 to 16.06      10,298    0.625 to 0        --/a/      5.87 to 6.52
                           2003 1,238   15.08 to 8.53      11,730    0.625 to 0        --/a/     33.72 to 32.88
                           2002   745   11.49 to 6.27       5,311    0.625 to 0        --/a/   (30.32) to (30.79)

MFS Research Series (IC).. 2004    16   9.19 to 20.35         275    0.625 to 0         1.14     15.14 to 15.85
                           2003    15   17.57 to 7.98         226    0.625 to 0         0.70     24.71 to 23.92
                           2002    23   14.49 to 6.62         226    0.625 to 0         0.25   (22.39) to (22.93)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2004

5. Unit Values -- (continued)


*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a  Portfolio distributed no dividends during the period.

b  For the year ended December 31, 2003, the Subaccount had one share class.

c There were no new funds added for year 2004. The commencement of Subaccount operations for years 2002 and 2003 are as follows:

           Subaccount                            2003       2002
           ----------                          -------- ------------
           AIM V.I. Capital Development Series            July 18
           CSI Equity.........................          September 16
           Fidelity VIP II Overseas...........            July 10
           M Fund Business Opportunities Value             May 3
           Financial Industries............... April 29
           Mid Cap Value......................  May 15
           Total Return Bond..................  May 27

d  Certain amounts in 2003 have been reclassified to permit comparison.

e  Certain amounts in 2002 have been reclassified to permit comparison.

   In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                           JHVLICO SERVICING OFFICE

           Express Delivery                         Mail Delivery
           ----------------                         -------------
          Specialty Products                        P.O. Box 111
         197 Clarendon Street                     Boston, MA 02117
           Boston, MA 02117

                Phone:                                  Fax:
                ------                                  ----
             800-521-1234                           617-572-7008

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

                         SUPPLEMENT DATED MAY 1, 2005

                                      TO

                        PROSPECTUSES DATED MAY 1, 2005

                               -----------------

   This Supplement is intended to be distributed with prospectuses dated May 1, 2005 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

                      MAJESTIC VARIABLE UNIVERSAL LIFE 98
                             (MASSACHUSETTS ONLY)

                    MAJESTIC VARIABLE ESTATE PROTECTION 98
                   (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

                            MAJESTIC VARIABLE COLI
                   (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

                           VARIABLE MASTER PLAN PLUS
                                 (TEXAS ONLY)

                               -----------------

   Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a)The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b)There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.



                                                       MD-MA-TX (M Prod) (5/05)

                           NOTICE TO EXISTING OWNERS

       This product prospectus will be distributed to prospective investors in connection with sales occurring on or after May 1, 2005. However, it will also be distributed to owners who purchase their policy or contract before May 1, 2005.

       Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available (as noted below). Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2005. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be certain fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.

       At a special meeting of shareholders of John Hancock Variable Series Trust I ("JHVST") on April 4, 2005, shareholders voted in favor of the combination of each of the separate series or funds of JHVST into a corresponding series or fund of the John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust). The combinations were effected at the close of business on April 29, 2005. This product prospectus reflects those combinations.

Part C: Other Information


Item 27. Exhibits

     (a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 33-79108, filed January 11, 1996.

     (b) Not Applicable

   (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

   (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

     (d) Form of flexible premium variable life insurance policy, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

     (e) Form of application for policies, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333- 55172, filed on June 27, 2001.

   (f)(i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

   (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

     (g) Not Applicable

   (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

   (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

   (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

     (i) Not applicable.

     (j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

     (k) Opinion and consent of counsel as to securities being registered , incorporated by reference from Pre-Effective Amendment No. 1 to this File (File No. 333-425), filed on July 26, 1996.

     (l) Not applicable.

     (m) Not applicable.

     (n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

     (n)(1) Consent of Independent Registered Public Accounting Firm, filed herewith.

     (o) Not applicable.

     (p) Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of April 1, 2005


Directors
James M. Benson .............
Michele G. Van Leer
Ronald J. Bocage
Robert A. Cook
Steven Finch ................
Dec Mullarkey
Mark Newton .................
Daniel L. Ouellette
Officers
James M. Benson .............      Chairman
Michele G. Van Leer .........      Vice Chairman & President
Peter Scavongelli ...........      Secretary
Peter Copestake .............      Treasurer
Ronald J. Bocage ............      Vice President & Counsel
Robert A. Cook ..............      Vice President
Steven Finch ................      Vice President
Dec Mullarkey ...............      Vice President
Mark Newton .................      Vice President
Daniel L. Ouellette .........      Vice President
Rosalie M. Calabraro ........      Assistant Secretary
Patricia Cassidy ............      Illustration Actuary
Stephen J. Blewitt ..........      Vice President - Investment
George H. Braun .............      Vice President
Diane M. Crisileo ...........      Vice President - Investment
Willma H. Davis .............      Vice President - Investment
Scott S. Hartz ..............      Vice President - Investment
E. Kendall Hines, Jr. .......      Vice President - Investment
William McPadden ............      Vice President - Investment
C. Bruce Metzler ............      Vice President - Investment
Barry Nectow ................      Vice President - Investment
Phillip J. Peters ...........      Vice President - Investment
Steven Mark Ray .............      Vice President - Investment
Patrick Gill ................      Assistant Controller
Kevin J. McWilliams .........      Assistant Treasurer
Wayne Zuk ...................      Assistant Treasurer
Peter S. Mitsopoulos ........      Assistant Treasurer
Cathy Hopkinson .............      Assistant Treasurer
Steve Dunn ..................      Assistant Treasurer
Benjamin O'Neill ............      Assistant Treasurer
Maralyn Kobayashi ...........      Assistant Treasurer
Faisal Rahman ...............      Assistant Treasurer
                                   Assistant Vice President,
David Hayter ................      Securities Operations

---------
     All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Company, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct

John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons directly or indirectly controlled by or under common control with the Depositor or the Registrant as of December 31, 2004 appears below:

     Subsidiary Name

     880 Belgrave Way Holdings Ltd.

     AIMV, LLC

     American Annuity Agency of Texas, Inc. d/b/a NBC Insurance Services

     Ameritex Insurance Services, Inc. d/b/a Ameritex Investment Services, Inc.

     Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance Agency, Inc.

     Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance Agency

     Annuity Agency of New York, Inc. d/b/a BNY Insurance Agency

     Baystate Investments, LLC

     Britama Credit Sdn Bhd

     Britama Properties Sdn Bhd

     British American Investments Pte Ltd.

     Churchill Office Park Limited

     Declaration Management & Research LLC

     EIF Equity Holdings LLC

     EIS Insurance Services, Inc.

     Equinox Financial Group Inc.

     Essex Agency of Ohio, Inc.

     Essex Agency of Texas, Inc.

     Essex Brokerage Services, Inc.

   Essex Corporation d/b/a Essex Corporation of Connecticut, Essex Corporation
   (NY), Essex Financial Services, Essex Financial Services, Inc., Essex Insurance Agency, Inc., Essex Insurance Services, Essex Insurance Services, Inc., First Annuity Corporation

     Essex Corporation of Illinois

     Essex Holding Company, Inc.

     Essex National Insurance Agency, Inc.

     Essex National Insurance Agency, Inc. d/b/a Essex of the Pacific Insurance Agency

     Essex National Securities, Inc. d/b/a ENSI

     First Signature Bank & Trust Company

     FSB Investment Services Corporation

     Fusion Clearing, Inc.

     Hancock Forest Management, Inc.

     Hancock Natural Resource Group Australia Pty Limited

     Hancock Natural Resource Group, Inc.

     Hancock Realty Investors Incorporated

     Hancock Venture Partners, Inc.

     HVP Special Purpose Sub I, Inc.

     HVP Special Purpose Sub II, Inc.

     HVP-Russia, Inc.

     Independence Declaration Holdings LLC

     Independence Investment Funding Corp.

     Independence Investment LLC

     Independence Management Holdings LLC

     Manulife Insurance Company (formerly Investors Partner Life Ins. Co.)

     JH Networking Insurance Agency, Inc.

     JHFS One Corp.

     John Hancock Advisers LLC

     John Hancock Assignment Company

     John Hancock Canadian Capital Limited

     John Hancock Canadian Corporation

     John Hancock Canadian Holdings Limited

     John Hancock Canadian LLC

     John Hancock Capital Corporation

     John Hancock Energy Resources Management Inc.

     John Hancock Funds LLC

     John Hancock HealthPlans, Inc.

     John Hancock Insurance Company of Vermont

     John Hancock International Holdings, Inc.

     John Hancock International Services, S.A.

     John Hancock International, Inc.

     John Hancock Leasing Corporation

     John Hancock Life Insurance (Malaysia) Berhad

     John Hancock Life Insurance Company

     John Hancock Life Insurance Corporation

     John Hancock Management Company

     John Hancock Property and Casualty Holding Company

     John Hancock Real Estate Finance, Inc.

     John Hancock Realty Advisors, Inc.

     John Hancock Realty Management Inc.

     John Hancock Reassurance Company, Ltd.

     John Hancock Signature Services, Inc.

     John Hancock Subsidiaries LLC

     John Hancock TianAn Life Insurance Company

     John Hancock Timber Resource Corporation

     John Hancock Variable Life Insurance Company

     Knights Apparel, Inc.

     Landex Properties Ltd.

     Long Term Care Partners LLC

     LR Company, LLC

     LVI, LLC

     New Amsterdam Insurance Agency, Inc.

     P.T. Asuransi Jiwa John Hancock Indonesia

     P.T. Indras Insan Jaya Utama

     P.V.S. Preferred Vision Services Inc.

     Performance Annuity Insurance Agency

     Provident Insurance Center, Inc.

     Riverside Agency, Inc.

     San Jacinto Insurance Agency, Inc.

     John Hancock Financial Network, Inc.

     Signator Insurance Agency, Inc.

     Signator Investors, Inc.

     Signature Fruit (Tomato) Inc.

     Signature Fruit Company, LLC

     Signature Management Co., Ltd.

     SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance Agency of New
York

     Sovereign Asset Management Corporation

     Stonebridge Financial Corp./Corporation Financiere Stonebridge

     The Berkeley Financial Group LLC

     The E-Software House Sdn Bhd

     UNB Financial Services, Inc. d/b/a HTI Agency

     Woodley Road Associates, Inc.

1. 50% of EIS Insurance Services, Inc. is owned by The Manufacturers Life Insurance Company.

2. Inactive subsidiaries are noted in italics.

3. 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

4. 22% of Cavalier Cable, Inc. is owned by John Hancock Life Insurance Company (U.S.A.).

5. Name change from The Manufacturers Life Insurance Company (U.S.A.) effective January 1, 2005.

6. Name change from Manulife Financial Securities LLC effective January 1,
  2005.

7. Name change from Manufacturers Securities Services, LLC effective January 1, 2005. 40% of John Hancock Global Investment Management, LLC is owned by
   John Hancock Life Insurance Company of New York.

8. Name change from The Manufacturers Life Insurance Company of New York effective January 1, 2005.

9. 4% of P.T. Buanadaya Sarana Informatika is owned by P.T. Asuransi Jiwa Manulife Indonesia.

10. 49% of OQC (Thailand) Ltd. is owned by 6306489 Canada Inc.

11. 24.97% of Interlife John Hancock Assurance Public Company Limited is owned by The Manufacturers Life Insurance Company.

12. 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

13. 32.49% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) and 32.4% by Manulife Century Holdings (Netherlands) B.V.

14. 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.


Item 30. Indemnification

     Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification againstsuch liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication ofsuch issue.


Item 31. Principal Underwriters

     (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

     (b) OFFICERS / DIRECTORS of Signator Investors, Inc. as of March 2, 2005


Name                               Title
-----------------------------      -----------------------------------------------------------
William H. Palmer ...........      Chairman, CEO and Director
Wendy A. Benson .............      President, COO and Director
Katherine P. Klingler .......      Vice President
Peter Copestake .............      Vice President and Treasurer
Wayne Zuk ...................      Vice President, Treasury and Assistant Treasurer
Cathy Hopkinson .............      Assistant Vice President, Treasury and Assistant Treasurer
David Hayter ................      Assistant Vice President, Securities Operations
Grant D. Ward ...............      Secretary/Clerk
Mitchell A. Karman ..........      Director
Daniel L. Ouellette .........      Director
Francis J. Taft .............      Director
Ronald J. McHugh ............      Director
Lawrence J. Niland ..........      Director

---------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

     (c)(1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item
31. (c)(2-5).


Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant`s depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of April, 2005.

                          On behalf of the Registrant
                      John Hancock Variable Life Account S
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                          By: /s/ Michele G. Van Leer
                              ------------------
                              Michele G. Van Leer
                          President and Vice Chairman

                  John Hancock Variable Life Insurance Company
                                  (Depositor)

                          By: /s/ Michele G. Van Leer
                              ------------------
                              Michele G. Van Leer
                          President and Vice Chairman

Attest: /s/ Peter Scavongelli
---------
Peter Scavongelli
Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.


/s/ PATRICK GILL                                       April 26, 2005
------------------------------
Patrick Gill
Controller
 (Principal Accounting Officer)

/s/ PETER COPESTAKE                                    April 26, 2005
------------------------------
Peter Copestake
Treasurer
 (Principal Financial Officer)

/s/ MICHELE G. VAN LEER                                April 26, 2005
------------------------------
Michele G. Van Leer
Vice Chairman of the Board and President
 (Acting Principal Executive Officer)

Signing for herself and as Attorney-In-Fact for:

James M. Benson
Director

Ronald J. Bocage
Director

Robert A. Cook
Director

Steven Finch
Director

Dec Mullarkey
Director

Mark Newton
Director

Daniel L. Ouellette
Director